----------------------------
                                                     The latest report from your
                                                       Fund's management team
                                                    ----------------------------

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                   High Yield
                                    Bond Fund

                                NOVEMBER 30, 1999

                         [LOGO] JOHN HANCOCK FUNDS
                                A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                                 MAUREEN R. FORD
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

            BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM
        LEADER, AND FREDERICK L. CAVANAUGH, JR., JANET L. CLAY, CFA, AND
                      DANIEL S. JANIS, PORTFOLIO MANAGERS

                                  John Hancock
                              High Yield Bond Fund

               Bonds struggle in rising interest-rate environment
--------------------------------------------------------------------------------

Bond investors endured a difficult six months. The U.S. economy remained surprisingly robust and economies worldwide stabilized or came back to life, so fears grew that inflation would re-emerge. What's more, the price of oil spiked, along with those of other commodities. This combination caused interest rates to rise and bond prices to fall during much of the period. In addition, the Federal Reserve raised short-term rates three times between June and November to try to cool off the economy and prevent an outbreak of inflation. U.S. Treasury bonds, which are the most sensitive to interest-rate moves, were especially hard hit.

   High-yield bonds, those rated below investment grade, fared slightly better than Treasuries, as their higher yields helped them better offset the effect of price declines. Nonetheless, high-yield bonds had their own set of issues, starting with an increased number of earnings disappointments and debt defaults. Demand also fell significantly, as investors turned their attentions to the high-flying technology sector of the stock market. At the same time, supply remained fairly high, because many corporations had issued new bonds earlier in the year to lock in still relatively low rates and avoid potential Y2K problems later.

Fund performance

For the six months ended November 30, 1999, John Hancock High Yield Bond Fund's Class A, Class B and Class C shares posted total returns of

"...fears grew that inflation would re-emerge."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock High Yield Bond Fund. Caption below reads "Fund management team members (l-r): "Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - High Yield Bond Fund

"Our energy and paper companies were two areas of strength..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Securities." The first listing is Nextel Communications 2.0%, the second is Repap New Brunswick 1.7%, the third Key Energy Group 1.6%, the fourth Northwest Airlines 1.5% and the fifth P&L Coal Holdings 1.4%. A note below the table reads "As a percentage of net assets on November 30, 1999."]
--------------------------------------------------------------------------------

1.31%, 0.92% and 0.92%, respectively, at net asset value. That compared to the -0.37% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Paper, energy rebound

Rising oil prices and rebounding Asian economies boosted our cyclical companies, whose fortunes are closely tied to moves in the economy. Our energy and paper companies were two areas of strength over the last six months, as they came back from their lows hit in last year's global turmoil.

   Our bond and stock holdings in Key Energy Group -- our largest company position -- rebounded as rising oil prices sparked a wave of new drilling, fueling demand for the type of well-maintenance services that Key Energy provides. The same held true for Weatherford, which supplies parts to natural-gas drillers, and we took profits. We also sold our bonds in natural-gas driller Grey Wolf. Because we still like the company, we took advantage of the Fund's ability to own a limited amount of stock to buy Grey Wolf's stock, where we believe the upside now lies.

   Canadian paper company Repap New Brunswick did well as paper prices rose along with Asian demand, which had virtually dried up during Asia's near depression last year. Asia Pulp and Paper (APP), the world's lowest-cost paper provider, also rebounded. Consolidation remains a driving theme in the paper industry, which we like. One result has been less capacity, which has enabled the remaining players to raise prices, especially now, when there is no expectation of new supply coming on line.

Avoiding trouble

Individual security selection was an important factor for us this period -- especially the names we avoided. The number of high-yield companies that failed to execute their business plans rose during 1999, including such high-profile names as Iridium and Fruit of the Loom, neither of which we owned. We sidestepped the worst of the troubles, but not entirely. By definition, companies rated below investment grade are subject to a greater risk of defaults and earnings disappointments. Regal Cinemas was an example this period, although fortunately our stake there is quite modest. Another disappointment was Integrated Health Services, which was stung by questions about billing practices in Florida, as well as by industry concerns about the potential for further reductions in Medicare reimbursements.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Key Energy followed by an up arrow with the phrase "Rising oil prices, returning demand." The second listing is Northwest Airlines followed by a down arrow with the phrase "Hit by overcapacity fears." The third listing is Imperial Home Decor followed by a down arrow with the phrase "Slackening demand from Eastern European customers." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 2% at the top. The first bar represents the 1.31% total return for John Hancock High Yield Bond Fund Class A. The second bar represents the 0.92% total return for John Hancock High Yield Bond Fund Class B. The third bar represents the 0.92% total return for John Hancock High Yield Bond Fund Class C. The fourth bar represents the -0.37% total return for Average high current yield fund. A note below the chart reads "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Better quality and value overseas

In contrast to the saturated U.S. market, we are now finding better quality and value overseas. As a result, we increased our foreign stake to 20% of the Fund's net assets, up from 16% six months ago. In particular, we added or boosted our stakes in telecommunications, paper and energy companies. Our biggest positions are a 4% stake in Canada and 5% in the United Kingdom. In fact, our foreign holdings were a big contributor to our out performance this period, because their prices were more steady, at the same time that we continued to earn an attractive level of current income. Our Fuji Bank preferred stock rose as Japan implemented financial reforms, and we took profits and pared our stake. Brazilian company Trikem, a producer of PVC tubing, also did well.

   In addition to the foreign paper and energy securities we mentioned earlier, we also had good results from our telecommunications names. One was VersaTel Telecom International, a Dutch phone company providing voice, data and Internet transmission service to small and mid-sized business in Europe, where phone service remains sub-par and demand for the newest technology is growing rapidly. Another solid performer was Omnipoint, which was recently taken over by VoiceStream, as merger and acquisition activity heats up among telecom companies. We will continue to use our ability to invest overseas to take advantage of the opportunities that arise as foreign high-yield bond issuance continues to grow, which is currently happening in Western Europe.

A look ahead

We are keeping our cautiously optimistic outlook for high-yield bonds. After struggling last year, they continue to present very attractive values and income streams. Yet we believe individual credit selection is becoming more important than ever. Nowhere is that more apparent than in the burgeoning telecom industry, where many companies have been formed in the last several years in the wake of industry deregulation. What's more, should the U.S. economy slow too much, it will become more difficult for high-yield companies with aggressive business plans to reach their earnings targets. We will continue to apply our in-depth fundamental analysis toward finding companies worth the extra risk we are taking to own them.

"...individual credit selection is becoming more important than ever."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1999

                                                                        SINCE
                                                 ONE        FIVE      INCEPTION
                                                 YEAR       YEARS     (6/30/93)
                                                -------   --------   -----------
Cumulative Total Returns                         5.99%     40.64%      46.57%
Average Annual Total Returns                     5.99%      7.06%       6.31%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1999
                                                 ONE        FIVE          TEN
                                                 YEAR       YEARS        YEARS
                                                -------   --------     ---------
Cumulative Total Returns                         5.19%     40.12%       127.47%
Average Annual Total Returns                     5.19%      6.98%        8.57%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1999

                                                                        SINCE
                                                             ONE      INCEPTION
                                                             YEAR      (5/1/98)
                                                           --------  -----------
Cumulative Total Returns                                     9.11%     (12.28%)
Average Annual Total Returns                                 9.11%      (8.83%)

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of November 30, 1999

                                                                     SEC 30-DAY
                                                                        YIELD
                                                                   -------------
John Hancock High Yield Bond Fund: Class A                             12.25%
John Hancock High Yield Bond Fund: Class B                             12.07%
John Hancock High Yield Bond Fund: Class C                             12.07%

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

Line chart with the heading John Hancock High Yield Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $16,183 as of November 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $15,555 as of November 30, 1999. The third line represents the same hypothetical investment made in the John Hancock High Yield Bond Fund, after sales charge, and is equal to $14,858 as of November 30, 1999.

Line chart with the heading John Hancock High Yield Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $26,639 as of November 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 31, 1989, before sales charge, and is equal to $22,757 as of November 30, 1999.

Line chart with the heading John Hancock High Yield Bond Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $9,939 as of November 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 1, 1998, before sales charge, and is equal to $8,881 as of November 30, 1999.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
    Investments at value - Note C:
      Bonds (cost - $1,084,667,516) .......................        $909,955,747
      Common and preferred stocks and warrants
        (cost - $192,513,144) .............................         169,292,331
      Corporate savings account ...........................           1,825,887
                                                                ---------------
                                                                  1,081,073,965
    Receivable for investments sold .......................             395,230
    Receivable for shares sold ............................             926,453
    Interest receivable ...................................          32,043,572
    Dividends receivable ..................................             162,911
    Receivable for forward foreign currency exchange
      contracts sold - Note A .............................           3,154,624
    Other assets ..........................................              74,482
                                                                ---------------
                       Total Assets .......................       1,117,831,237
                       --------------------------------------------------------
Liabilities:
    Payable for shares repurchased ........................             259,387
    Payable for forward foreign currency exchange
      contracts purchased - Note A ........................             474,137
    Payable to John Hancock Advisers, Inc. ................
      and affiliates - Note B .............................             701,898
    Accounts payable and accrued expenses .................              57,074
                                                                ---------------
                       Total Liabilities ..................           1,492,496
                       --------------------------------------------------------
Net Assets:
    Capital paid-in .......................................       1,360,320,070
    Accumulated net realized loss on investments,
      financial futures contracts and foreign
      currency transactions ...............................         (53,053,187)
    Net unrealized depreciation of investments and
      foreign currency transactions .......................        (195,306,208)
    Undistributed net investment income ...................           4,378,066
                                                                ---------------
                       Net Assets .........................      $1,116,338,741
                       ========================================================
Net Asset Value Per Share:
    (Based on net asset values and shares of beneficial
      interest outstanding - unlimited number of
      shares authorized with no par value)
    Class A - $275,448,337/43,730,414......................               $6.30
    ===========================================================================
    Class B - $805,420,762/127,869,291.....................               $6.30
    ===========================================================================
    Class C - $35,469,642/5,631,191........................               $6.30
    ===========================================================================
Maximum Offering Price Per Share:*
    Class A - ($6.30 x 104.71%)............................               $6.60
    ===========================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
    Interest .................................................      $63,418,708
    Dividends
      (net of foreign withholding taxes of $262,173) .........        5,461,481
                                                                   ------------
                                                                     68,880,189
                                                                   ------------
    Expenses:
    Investment management fee - Note B .......................        2,899,143
    Distribution and service fee - Note B
      Class A ................................................          344,657
      Class B ................................................        4,120,719
      Class C ................................................          158,323
    Transfer agent fee - Note B ..............................          746,360
    Accounting and legal services fee - Note B ...............          111,781
    Custodian fee ............................................          107,694
    Registration and filing fees .............................           83,861
    Printing .................................................           49,531
    Trustees' fees ...........................................           25,573
    Auditing fee .............................................           20,654
    Miscellaneous ............................................           21,827
    Legal fees ...............................................            9,349
                                                                   ------------
                       Total Expenses ........................        8,699,472
                       --------------------------------------------------------
                       Net Investment Income .................       60,180,717
                       --------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
    Net realized loss on investments sold ....................      (12,983,832)
    Net realized loss on foreign currency transactions .......         (503,567)
    Change in net unrealized appreciation/depreciation
      of investments .........................................      (38,250,142)
    Change in net unrealized appreciation/depreciation
      of foreign currency transactions .......................        1,843,664
                                                                   ------------
                       Net Realized and Unrealized Loss
                       on Investments and Foreign
                       Currency Transactions .................      (49,893,877)
                       --------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations .............      $10,286,840
                       ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              SIX MONTHS ENDED
                                                                               YEAR  ENDED    NOVEMBER 30, 1999
                                                                              MAY 31, 1999       (UNAUDITED)
                                                                            ---------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ................................................      $109,304,644        $60,180,717
   Net realized loss on investments sold, financial futures
     contracts and foreign currency transactions ........................       (40,052,651)       (13,487,399)
   Change in net unrealized appreciation/depreciation of investments,
     financial futures contracts and foreign currency transactions ......      (174,423,486)       (36,406,478)
                                                                            ---------------    ---------------
     Net Increase (Decrease) in Net Assets Resulting from Operations ....      (105,171,493)        10,286,840
                                                                            ---------------    ---------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.7518 and $0.3475 per share, respectively) ............       (28,606,693)       (14,887,356)
     Class B - ($0.6992 and $0.3230 per share, respectively) ............       (79,060,160)       (41,344,046)
     Class C - ($0.6985 and $0.3230 per share, respectively) ............        (1,683,288)        (1,608,545)
   Distributions from net realized gain on investments sold
     Class A - ($0.0983 and none per share, respectively) ...............        (4,208,715)                --
     Class B - ($0.0983 and none per share, respectively) ...............       (12,355,006)                --
     Class C - ($0.0983 and none per share, respectively) ...............          (435,500)                --
                                                                            ---------------    ---------------
     Total Distributions to Shareholders ................................      (126,349,362)       (57,839,947)
                                                                            ---------------    ---------------
From Fund Share Transactions - Net:* ....................................       306,345,845         14,424,878
                                                                            ---------------    ---------------
Net Assets:
   Beginning of period ..................................................     1,074,641,980      1,149,466,970
                                                                            ---------------    ---------------
   End of period (including undistributed net investment income
     of $2,037,296 and $4,378,066, respectively) ........................    $1,149,466,970     $1,116,338,741
                                                                            ===============    ===============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                                           SIX MONTHS ENDED
                                                                             YEAR ENDED                   NOVEMBER 30, 1999
                                                                            MAY 31, 1999                     (UNAUDITED)
                                                                   ------------------------------    ------------------------------
                                                                       SHARES          AMOUNT           SHARES           AMOUNT
                                                                   -------------    -------------    -------------    -------------
CLASS A
  Shares sold ..................................................      34,649,971     $235,006,979       10,803,688      $67,834,786
  Shares issued to shareholders in reinvestment of
     distributions .............................................       2,356,435       15,840,316        1,100,015        7,181,921
                                                                   -------------    -------------    -------------    -------------
                                                                      37,006,406      250,847,295       11,903,703       75,016,707
  Less shares repurchased ......................................     (26,674,634)    (182,519,505)     (11,585,342)     (74,580,245)
                                                                   -------------    -------------    -------------    -------------
  Net increase .................................................      10,331,772      $68,327,790          318,361         $436,462
                                                                   =============    =============    =============    =============
CLASS B
  Shares sold ..................................................      61,628,963     $423,033,170       17,002,084     $109,369,592
  Shares issued to shareholders in reinvestment of
     distributions .............................................       5,023,895       33,623,357        2,197,914       15,512,280
                                                                   -------------    -------------    -------------    -------------
                                                                      66,652,858      456,656,527       19,199,998      124,881,872
  Less shares repurchased ......................................     (36,105,662)    (245,899,556)     (18,496,601)    (118,800,937)
                                                                   -------------    -------------    -------------    -------------
  Net increase .................................................      30,547,196     $210,756,971          703,397       $6,080,935
                                                                   =============    =============    =============    =============
CLASS C
  Shares sold ..................................................       4,721,663      $31,941,073        2,355,173      $14,986,485
  Shares issued to shareholders in reinvestment of
     distributions .............................................         163,311        1,077,825          104,169          761,414
                                                                   -------------    -------------    -------------    -------------
                                                                       4,884,974       33,018,898        2,459,342       15,747,899
  Less shares repurchased ......................................        (873,902)      (5,757,814)      (1,225,991)      (7,840,418)
                                                                   -------------    -------------    -------------    -------------
  Net increase .................................................       4,011,072      $27,261,084        1,233,351       $7,907,481
                                                                   =============    =============    =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,              PERIOD FROM
                                                                      ----------------------------------------   NOVEMBER 1, 1996 TO
                                                                         1994           1995(1)         1996      TO MAY 31, 1997(6)
                                                                      ----------      ----------     ----------   ------------------
CLASS A
Per Share Operating Performance
    Net Asset Value, Beginning of Period .........................         $8.23           $7.33          $7.20            $7.55
                                                                      ----------      ----------     ----------       ----------
    Net Investment Income ........................................          0.80(2)         0.72           0.76(2)          0.45
    Net Realized and Unrealized Gain (Loss) on
      Investments, Financial Futures Contracts and
      Foreign Currency Transactions ..............................         (0.83)          (0.12)          0.35             0.32
                                                                      ----------      ----------     ----------       ----------
      Total from Investment Operations ...........................         (0.03)           0.60           1.11             0.77
                                                                      ----------      ----------     ----------       ----------
    Less Distributions:
      Dividends from Net Investment Income .......................         (0.82)          (0.73)         (0.76)           (0.45)
      Distributions from Net Realized Gain on Investments Sold ...         (0.05)             --             --               --
                                                                      ----------      ----------     ----------       ----------
      Total Distributions ........................................         (0.87)          (0.73)         (0.76)           (0.45)
                                                                      ----------      ----------     ----------       ----------
    Net Asset Value, End of Period ...............................         $7.33           $7.20          $7.55            $7.87
                                                                      ==========      ==========     ==========       ==========
    Total Investment Return at Net Asset Value (3) ...............         (0.59%)          8.83%         16.06%           10.54%(4)

Ratios and Supplemental Data
    Net Assets, End of Period (000s omitted) .....................       $11,696         $26,452        $52,792          $97,925
    Ratio of Expenses to Average Net Assets ......................          1.16%           1.16%          1.10%            1.05%(5)
    Ratio of Net Investment Income to Average Net Assets .........         10.14%          10.23%         10.31%           10.19%(5)
    Portfolio Turnover Rate ......................................           153%             98%           113%              78%

                                                                               YEAR ENDED MAY 31,         SIX MONTHS ENDED
                                                                          ---------------------------    NOVEMBER 30, 1999
                                                                             1998             1999          (UNAUDITED)
                                                                          ----------       ----------    -----------------
CLASS A
Per Share Operating Performance
    Net Asset Value, Beginning of Period .........................             $7.87            $8.26            $6.57
                                                                          ----------       ----------       ----------
    Net Investment Income ........................................              0.78(2)          0.75(2)          0.35(2)
    Net Realized and Unrealized Gain (Loss) on
      Investments, Financial Futures Contracts and
      Foreign Currency Transactions ..............................              0.51            (1.59)           (0.27)
                                                                          ----------       ----------       ----------
      Total from Investment Operations ...........................              1.29            (0.84)            0.08
                                                                          ----------       ----------       ----------
    Less Distributions:
      Dividends from Net Investment Income .......................             (0.78)           (0.75)           (0.35)
      Distributions from Net Realized Gain on Investments Sold ...             (0.12)           (0.10)              --
                                                                          ----------       ----------       ----------
      Total Distributions ........................................             (0.90)           (0.85)           (0.35)
                                                                          ----------       ----------       ----------
    Net Asset Value, End of Period ...............................             $8.26            $6.57            $6.30
                                                                          ==========       ==========       ==========
    Total Investment Return at Net Asset Value (3) ...............             17.03%           (9.85%)           1.31%(4)

Ratios and Supplemental Data
    Net Assets, End of Period (000s omitted) .....................          $273,277         $285,184         $275,448
    Ratio of Expenses to Average Net Assets ......................              0.97%            0.98%            0.97%(5)
    Ratio of Net Investment Income to Average Net Assets .........              9.33%           10.94%           11.17%(5)
    Portfolio Turnover Rate ......................................               100%              56%              26%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED OCTOBER 31,                 PERIOD FROM
                                                                    ------------------------------------------  NOVEMBER 1, 1996 TO
                                                                       1994            1995(1)         1996      TO MAY 31, 1997(6)
                                                                    ----------       ----------     ----------  -------------------
CLASS B
Per Share Operating Performance
    Net Asset Value, Beginning of Period ........................        $8.23            $7.33          $7.20            $7.55
                                                                    ----------       ----------     ----------       ----------
    Net Investment Income .......................................         0.74(2)          0.67           0.70(2)          0.42
    Net Realized and Unrealized Gain (Loss) on
      Investments, Financial Futures Contracts and
      Foreign Currency Transactions .............................        (0.83)           (0.13)          0.35             0.32
                                                                    ----------       ----------     ----------       ----------
      Total from Investment Operations ..........................        (0.09)            0.54           1.05             0.74
                                                                    ----------       ----------     ----------       ----------
    Less Distributions:
      Dividends from Net Investment Income ......................        (0.76)           (0.67)         (0.70)           (0.42)
      Distributions from Net Realized Gain on Investments Sold ..        (0.05)              --             --               --
                                                                    ----------       ----------     ----------       ----------
      Total Distributions .......................................        (0.81)           (0.67)         (0.70)           (0.42)
                                                                    ----------       ----------     ----------       ----------
    Net Asset Value, End of Period ..............................        $7.33            $7.20          $7.55            $7.87
                                                                    ==========       ==========     ==========       ==========
    Total Investment Return at Net Asset Value(3) ...............        (1.33%)           7.97%         15.24%           10.06%(4)

Ratios and Supplemental Data
    Net Assets, End of Period (000s omitted) ....................     $160,739         $180,586       $242,944         $379,024
    Ratio of Expenses to Average Net Assets .....................         1.91%            1.89%          1.82%            1.80%(5)
    Ratio of Net Investment Income to Average Net Assets ........         9.39%            9.42%          9.49%            9.45%(5)
    Portfolio Turnover Rate .....................................          153%              98%           113%              78%

                                                                             YEAR ENDED MAY 31,         SIX MONTHS ENDED
                                                                        ---------------------------    NOVEMBER 30, 1999
                                                                           1998             1999          (UNAUDITED)
                                                                        ----------       ----------    -----------------
CLASS B
Per Share Operating Performance
    Net Asset Value, Beginning of Period ........................            $7.87            $8.26            $6.57
                                                                        ----------       ----------       ----------
    Net Investment Income .......................................             0.71(2)          0.70(2)          0.32(2)
    Net Realized and Unrealized Gain (Loss) on
      Investments, Financial Futures Contracts and
      Foreign Currency Transactions .............................             0.51            (1.59)           (0.27)
                                                                        ----------       ----------       ----------
      Total from Investment Operations ..........................             1.22            (0.89)            0.05
                                                                        ----------       ----------       ----------
    Less Distributions:
      Dividends from Net Investment Income ......................            (0.71)           (0.70)           (0.32)
      Distributions from Net Realized Gain on Investments Sold ..            (0.12)           (0.10)              --
                                                                        ----------       ----------       ----------
      Total Distributions .......................................            (0.83)           (0.80)           (0.32)
                                                                        ----------       ----------       ----------
    Net Asset Value, End of Period ..............................            $8.26            $6.57            $6.30
                                                                        ==========       ==========       ==========
    Total Investment Return at Net Asset Value(3) ...............            16.16%          (10.54%)           0.92%(4)

Ratios and Supplemental Data
    Net Assets, End of Period (000s omitted) ....................         $798,170         $835,392         $805,421
    Ratio of Expenses to Average Net Assets .....................             1.72%            1.73%            1.72%(5)
    Ratio of Net Investment Income to Average Net Assets ........             8.62%           10.20%           10.43%(5)
    Portfolio Turnover Rate .....................................              100%              56%              26%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                    PERIOD FROM
                                                                     MAY 1, 1998
                                                                  (COMMENCEMENT OF                       SIX MONTHS ENDED
                                                                   OPERATIONS) TO          YEAR ENDED    NOVEMBER 30, 1999
                                                                     MAY 31, 1998         MAY 31, 1999       (UNAUDITED)
                                                                    -------------        -------------     -------------
CLASS C
Per Share Operating Performance
    Net Asset Value, Beginning of Period ........................           $8.45                $8.26             $6.57
                                                                    -------------        -------------     -------------
    Net Investment Income(2) ....................................            0.06                 0.70              0.32
    Net Realized and Unrealized Loss on Investments, Financial
      Futures Contracts and Foreign Currency Transactions .......           (0.19)               (1.59)            (0.27)
                                                                    -------------        -------------     -------------
      Total from Investment Operations ..........................           (0.13)               (0.89)             0.05
                                                                    -------------        -------------     -------------
    Less Distributions:
      Dividends from Net Investment Income ......................           (0.06)               (0.70)            (0.32)
      Distributions from Net Realized Gain on Investments Sold ..              --                (0.10)               --
                                                                    -------------        -------------     -------------
      Total Distributions .......................................           (0.06)               (0.80)            (0.32)
                                                                    -------------        -------------     -------------
    Net Asset Value, End of Period ..............................           $8.26                $6.57             $6.30
                                                                    =============        =============     =============
    Total Investment Return at Net Asset Value(3) ...............           (1.59%)(4)          (10.54%)            0.92%(4)

Ratios and Supplemental Data
    Net Assets, End of Period (000s omitted) ....................          $3,195              $28,891           $35,470
    Ratio of Expenses to Average Net Assets .....................            1.72%(5)             1.73%             1.72%(5)
    Ratio of Net Investment Income to Average Net Assets ........            6.70%(5)            10.20%            10.43%(5)
    Portfolio Turnover Rate .....................................             100%                  56%               26%

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Schedule of Investments
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Bond Fund on November 30, 1999. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
BONDS
Aerospace (0.24%)
    Compass Aerospace Corp.,
      Sr Sub Note Ser C 04-15-05 (R) ...............................       10.125%         B-          $4,475        $2,685,000
                                                                                                                    -----------
Agricultural Operations (0.24%)
    Iowa Select Farms L.P./ISF Finance, Inc.,
      Sr Sub Note 12-01-05 (R) .....................................       10.750          CCC+         4,990         2,694,600
                                                                                                                    -----------
Automobile/Trucks (0.97%)
    Am General Corp.,
      Sr Note Ser B 05-01-02 .......................................       12.875          B-           1,824         1,641,600
    J.B. Poindexter & Co., Inc.,
      Sr Note 05-15-04 .............................................       12.500          B            9,725         9,190,125
                                                                                                                    -----------
                                                                                                                     10,831,725
                                                                                                                    -----------
Banks - United States (0.37%)
    CSBI Capital Trust I,
      Gtd Sub Cap Inc Ser A 06-06-27 ...............................       11.750          B-           3,890         4,162,300
                                                                                                                    -----------
Building (1.34%)
    Amatek Industries Property Ltd.,
      Sr Sub Note (Australia) 02-15-08 (Y) .........................       12.000          B            4,975         4,676,500
    American Architectural Products Corp.,
      Gtd Sr Note 12-01-07 .........................................       11.750          CCC+         4,000         1,400,000
    Fortress Group, Inc.,
      Sr Note 05-15-03 .............................................       13.750          B3           4,000         2,200,000
    Nortek, Inc.,
      Sr Note 08-01-08 .............................................        8.875          B+           1,550         1,480,250
    Presley Companies (The),
      Gtd Sr Note 07-01-01 .........................................       12.500          CCC          4,994         4,294,840
    Standard Pacific Corp.,
      Sr Note 04-01-09 .............................................        8.500          BB           1,000           915,000
                                                                                                                    -----------
                                                                                                                     14,966,590
                                                                                                                    -----------
Business Services - Misc. (0.48%)
    COMFORCE Operating, Inc.,
      Sr Note Ser B 12-01-07 .......................................       12.000          B-           3,000         2,100,000
    MSX International, Inc.,
      Gtd Sr Sub Note 01-15-08 .....................................       11.375          B-           3,500         3,255,000
                                                                                                                    -----------
                                                                                                                      5,355,000
                                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Chemicals (1.70%)
    General Chemical Industrial Products, Inc.,
      Sr Sub Note 05-01-09 .........................................       10.625%         B+          $1,300        $1,274,000
    Huntsman ICI Chemicals LLC,
      Sr Sub Note 07-01-09 (R) .....................................       10.125          B+           2,900         2,965,250
    Huntsman ICI Holdings LLC,
      Sr Disc Note 12-31-09 (R) ....................................         Zero          B+          18,610         5,443,425
    OPP Petroquimica S.A.,
      Bond (Brazil) 10-29-04 (R) (Y) ...............................       11.000          B+           2,000         1,720,000
    Trikem S.A.,
      Bond (Brazil) 07-24-07 (R) (Y) ...............................       10.625          B+          12,000         7,620,000
                                                                                                                    -----------
                                                                                                                     19,022,675
                                                                                                                    -----------
Computers (2.75%)
    Baan Company, N.V.,
      Conv Sub Note (Netherlands) 12-15-01 (Y) .....................        4.500          B-           3,000         2,550,000
    Cybernet Internet Services International, Inc.,
      Sr Note 07-01-09 (R) .........................................       14.000          CCC+         4,000         3,480,000
    ENTEX Information Services, Inc.,
      Gtd Sr Sub Note 08-01-06 .....................................       12.500          B-           2,475         1,361,250
    Exodus Communications, Inc.,
      Sr Note 07-01-08 .............................................       11.250          B-           6,425         6,553,500
    Interact Systems, Inc.,
      Sr Disc Note, Step Coupon (14.00%, 08-01-03) (A) .............         Zero          CCC          6,000         1,020,000
    PSINet, Inc.,
      Sr Note 11-01-08 .............................................       11.500          B-           4,975         5,174,000
      Sr Note 08-01-09 .............................................       11.000          B-           4,000         4,040,000
      Sr Note Ser B 02-15-05 .......................................       10.000          B-           2,720         2,692,800
    Verio, Inc.,
      Sr Note 12-01-08 .............................................       11.250          B-           1,750         1,828,750
      Sr Note 11-15-09 (R) .........................................       10.625          B-           1,950         1,979,250
                                                                                                                    -----------
                                                                                                                     30,679,550
                                                                                                                    -----------
Consumer Products Misc. (0.54%)
    Diamond Brands Operating Corp.,
      Gtd Sr Sub Note 04-15-08 .....................................       10.125          CCC+         5,000         3,850,000
    Indesco International, Inc.,
      Sr Sub Note 04-15-08 .........................................        9.750          B-           4,900         2,205,000
                                                                                                                    -----------
                                                                                                                      6,055,000
                                                                                                                    -----------
Containers (3.30%)
    Gaylord Container Corp.,
      Sr Note Ser B 06-15-07 .......................................        9.375          B-           2,985         2,768,588
      Sr Sub Note Ser B 02-15-08 ...................................        9.875          CCC+        13,400        11,658,000
    Riverwood International Corp.,
      Gtd Sr Sub Note 04-01-08 .....................................       10.875          CCC+         8,980         8,935,100
    Stone Container Corp.,
      Unit (Sr Sub Deb & Supplemental Int Cert) 04-01-02 ...........       12.250          B-          13,200        13,464,000
                                                                                                                    -----------
                                                                                                                     36,825,688
                                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Cosmetics & Personal Care (0.59%)
    Carson, Inc.,
      Gtd Sr Sub Note Ser B 11-01-07 ...............................       10.375%         CCC+        $4,435        $3,503,650
    Global Health Sciences, Inc.,
      Gtd Sr Note 05-01-08 .........................................       11.000          B+           3,175         1,841,500
    Styling Technology Corp.,
      Gtd Sr Sub Note 07-01-08 .....................................       10.875          CCC-         1,990         1,228,825
                                                                                                                    -----------
                                                                                                                      6,573,975
                                                                                                                    -----------
Diversified Operations (0.71%)
    Diamond Holdings Plc,
      Gtd Bond (United Kingdom) 02-01-08 # .........................       10.000          B-           4,950         7,877,240
                                                                                                                    -----------
Electronics (0.80%)
    AMFM Operating, Inc.,
      Sr Sub Deb, Payment-in-Kind 10-31-06 .........................       12.625          B            5,509         6,610,560
    Electronic Retailing Systems International, Inc.,
      Sr Disc Note, Step Coupon (13.25%, 02-01-00) 02-01-04 (A) ....         Zero          CCC          1,000           160,000
    Pacific Aerospace & Electronics, Inc.,
      Gtd Sr Sub Note 08-01-05 .....................................       11.250          CCC+         3,135         1,567,500
    SpinCycle, Inc.,
      Sr Disc Note, Step Coupon (12.75%, 05-01-01) 05-01-05 (A) ....         Zero          CCC+         3,850           577,500
                                                                                                                    -----------
                                                                                                                      8,915,560
                                                                                                                    -----------
Energy (2.12%)
    AEI Resources, Inc.,
      Sr Sub Note 12-15-06 .........................................       11.500          CC           5,000         3,500,000
    AEI Resources, Inc./AEI Resources Holdings, Inc.,
      Gtd Note 12-15-05 (R) ........................................       10.500          CCC-         5,055         3,993,450
    P&L Coal Holdings Corp.,
      Gtd Sr Sub Note Ser B 05-15-08 ...............................        9.625          B           16,300        16,137,000
                                                                                                                    -----------
                                                                                                                     23,630,450
                                                                                                                    -----------
Fiber Optics (0.74%)
    Williams Communications Group, Inc.,
      Sr Note 10-01-09 .............................................       10.875          BB-          7,925         8,281,625
                                                                                                                    -----------
Finance (0.91%)
    ASAT Finance LLC,
      Unit (Sr Note & Warrant) 11-01-06 (R) ........................       12.500          B            3,950         4,108,000
    Nationwide Credit, Inc.,
      Sr Note Ser A 01-15-08 .......................................       10.250          B-           4,000         2,280,000
    Norse CBO, Ltd.,
      Jr Sub Note 08-13-10 (r) .....................................         Zero          B-             750           825,000
    PTC International Finance II SA,
      Gtd Sr Sub Note (Euro) 12-01-09 (R) # ........................       11.250          B+           2,975         2,980,402
                                                                                                                    -----------
                                                                                                                     10,193,402
                                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Food (1.73%)
    Agrilink Foods, Inc.,
      Sr Sub Note 11-01-08 .........................................       11.875%         B           $8,425        $8,088,000
    Mastellone Hermanos S.A.,
      Sr Note (Argentina) 04-01-08 (Y) .............................       11.750          B+          13,875        11,238,750
                                                                                                                    -----------
                                                                                                                     19,326,750
                                                                                                                    -----------
Glass Products (0.58%)
    Better Minerals & Aggregates Co.,
      Sr Sub Note 09-15-09 (R) .....................................       13.000          B-           1,950         1,925,625
    Vicap S.A. de C.V.,
      Gtd Sr Note (Mexico) 05-15-07 (Y) ............................       11.375          B+           5,000         4,562,500
                                                                                                                    -----------
                                                                                                                      6,488,125
                                                                                                                    -----------
Insurance (0.36%)
    SIG Capital Trust I,
      Gtd Trust Preferred Security 08-15-27 ........................        9.500          BB+          5,000         2,250,000
    Willis Corroon Corp.,
      Gtd Sr Sub Note 02-01-09 .....................................        9.000          B+           2,050         1,711,750
                                                                                                                    -----------
                                                                                                                      3,961,750
                                                                                                                    -----------
Leisure (5.21%)
    Claridge Hotel & Casino Corp.,
      1st Mtg Note 02-01-02 ........................................       11.750          D            7,736         4,506,220
    Empress Entertainment, Inc.,
      Sr Sub Note 07-01-06 .........................................        8.125          B+           4,000         4,000,000
    Fitzgeralds Gaming Corp.,
      Gtd Sr Sec Note Ser B 12-15-04 ...............................       12.250          D            9,450         5,103,000
    Hollywood Casino Shreveport,
      1st Mtg Bond 08-01-06 (R) ....................................       13.000          B            2,150         2,279,000
    Mohegan Tribal Gaming Authority,
      Sr Sub Note 01-01-09 .........................................        8.750          BB-          2,400         2,364,000
    Premier Parks, Inc.,
      Sr Note 06-15-07 .............................................        9.750          B-           2,775         2,768,063
    Production Resource Group LLC,
      Sr Sub Note 01-15-08 .........................................       11.500          B-           4,475         3,938,000
    Regal Cinemas, Inc.,
      Sr Sub Note 12-15-10 .........................................        8.875          B-           3,000         2,250,000
      Sr Sub Note 06-01-08 .........................................        9.500          B-           1,475         1,202,125
    SC International Services, Inc.,
      Gtd Sr Sub Note Ser B 09-01-07 ...............................        9.250          B            8,600         7,826,000
    SFX Entertainment, Inc.,
      Gtd Sr Sub Note 02-01-08 .....................................        9.125          B-           3,900         3,675,750
      Gtd Sr Sub Note 12-01-08 .....................................        9.125          B-           3,500         3,290,000
    Six Flags Entertainment Corp.,
      Gtd Sr Note 04-01-06 .........................................        8.875          B-           2,900         2,842,000
    Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
      Sr Sec Note 06-15-05 .........................................       15.500          B-           8,630         7,335,500
    William Hill Finance Plc,
      Sr Sub Note (United Kingdom) 04-30-08 # ......................       10.625          B-           2,984         4,784,327
                                                                                                                    -----------
                                                                                                                     58,163,985
                                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Machinery (0.28%)
    Glasstech, Inc.,
      Sr Note Ser B 07-01-04 .......................................       12.750%         B           $4,475        $3,110,125
                                                                                                                    -----------
Manufacturing (0.69%)
    AP Holdings, Inc.,
      Sr Disc Note, Step Coupon (11.25%, 03-15-03) 03-15-08 (A) ....         Zero          B-           1,800           792,000
    Coyne International Enterprises Corp.,
      Sr Sub Note 06-01-08 .........................................       11.250          B-           5,925         5,302,875
    Icon Health & Fitness, Inc.,
      Gtd Note 09-27-05 ............................................       12.000          B            2,935         1,614,140
                                                                                                                    -----------
                                                                                                                      7,709,015
                                                                                                                    -----------
Media (3.16%)
    CD Radio, Inc.,
      Sr Disc Note, Step Coupon (15.00%, 12-01-02) 12-01-07 (A) ....         Zero          CCC+         2,990         1,450,150
      Sr Note 05-15-09 .............................................       14.500          CCC+         2,000         1,740,000
    Digital Television Services LLC,
      Gtd Sr Sub Note 08-01-07 .....................................       12.500          CCC+        11,095        11,871,650
    Radio One, Inc.,
      Sr Sub Note Ser B, Step Coupon (12.00%, 05-15-00)
        05-15-04 (A) ...............................................        7.000          B-           3,000         3,157,500
    Regional Independent Media Group Plc,
      Sr Disc Note, Step Coupon (12.875%, 07-01-03)
        (United Kingdom) 07-01-08 (A) (Y) # ........................         Zero          B-           3,730         3,808,420
      Sr Note (United Kingdom) 07-01-08 (Y) ........................       10.500          B-           1,170         1,134,900
    Spectrasite Holdings, Inc.,
      Sr Disc Note, Step Coupon (11.25%, 04-15-04) 04-15-09 (A) ....         Zero          B-           4,900         2,499,000
    Supercanal Holdings S.A./Supercanal S.A.,
      Sr Note (Argentina) 05-15-05 (R) (Y) .........................       11.500          D            3,976         2,047,640
    United International Holdings, Inc.,
      Sr Disc Note, Step Coupon (10.75%, 02-15-03) 02-15-08 (A) ....         Zero          B-          11,925         7,512,750
                                                                                                                    -----------
                                                                                                                     35,222,010
                                                                                                                    -----------
Medical (0.37%)
    Total Renal Care Holdings, Inc.,
      Conv Sub Note 05-15-09 (R) ...................................        7.000          B            6,950         4,170,000
                                                                                                                    -----------
Metal (4.49%)
    ALatief Freeport Finance Co. B.V. (P.T.),
      Sr Note 04-15-01 .............................................        9.750          CCC+         5,950         5,236,000
    Doe Run Resources Corp.,
      Gtd Sr Note Ser B 03-15-03 ...................................       12.231***       B-           4,975         4,577,000
      Gtd Sr Note Ser B 03-15-05 ...................................       11.250          B-           6,990         6,430,800
    Echo Bay Mines Ltd.,
      Jr Sub Deb (Canada) 04-01-27 (Y) .............................       11.000          D            2,000         1,200,000
    Freeport-McMoRan Copper & Gold, Inc.,
      Sr Note 11-15-06 .............................................        7.500          CCC          9,925         7,245,250
    Golden Northwest Aluminum, Inc.,
      1st Mtg Note 12-15-06 ........................................       12.000          BB-          6,475         6,750,187

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Metal (continued)
    Haynes International, Inc.,
      Sr Note 09-01-04 .............................................       11.625%         B-         $10,000        $8,675,000
    Kappa Beheer B.V.,
      Sr Sub Note (Netherlands) 07-15-09 (R) (Y) ...................       10.625          B            3,175         3,302,000
      Sr Sub Note, Step Coupon (12.50%, 07-15-04)
        (Euro) 07-15-09 (A) # ......................................         Zero          B            4,400         2,724,536
    TVX Gold, Inc.,
      Conv Sub Note (Canada) 03-28-02 (Y) ..........................        5.000          B-           5,150         4,017,000
                                                                                                                    -----------
                                                                                                                     50,157,773
                                                                                                                    -----------
Oil & Gas (7.58%)
    Comstock Resources, Inc.,
      Sr Note 05-01-07 .............................................       11.250          B            2,475         2,536,875
    Frontier Oil Corp.,
      Sr Note 11-15-09 .............................................       11.750          B+           4,950         4,900,500
    Gothic Energy Corp.,
      Sr Disc Note, Step Coupon (14.125%, 05-01-02) 05-01-06 (A) ...         Zero          CCC-         4,990         1,746,500
    Gothic Production Corp.,
      Sr Sec Note Ser B 05-01-05 ...................................       11.125          CCC+         3,325         2,793,000
    Great Lakes Acquisition Corp.,
      Sr Disc Deb, Step Coupon (13.125%, 05-15-03) 05-15-09 (A) ....         Zero          B-           9,300         4,557,000
    HS Resources, Inc.,
      Sr Sub Note Ser B 11-15-06 ...................................        9.250          B            4,000         3,940,000
    Key Energy Group, Inc.,
      Conv Sub Note 09-15-04 (R) ...................................        5.000          B           26,300        18,410,000
      Conv Sub Note 09-15-04 .......................................        5.000          B           10,249         7,174,300
    Key Energy Services, Inc.,
      Sr Sub Note 01-15-09 (R) .....................................       14.000          B-           9,900        10,791,000
    Mariner Energy, Inc.,
      Sr Sub Note Ser B 08-01-06 ...................................       10.500          B-           3,990         3,591,000
    Ocean Rig Norway A.S.,
      Gtd Sr Sec Note (Norway) 06-01-08 (Y) ........................       10.250          B-           4,945         4,005,450
    PANACO, Inc.,
      Gtd Sr Sub Note Ser B 10-01-04 ...............................       10.625          CCC          2,990         2,093,000
    Pemex Finance Ltd.,
      Note (Mexico) 05-15-07 (Y) ...................................        8.020          BBB         10,000         9,550,000
    R&B Falcon Corp.,
      Sr Note 12-15-03 .............................................        9.125          B+           6,940         6,870,600
    Universal Compression, Inc.,
      Sr Disc Note, Step Coupon (9.875%, 02-15-03) 02-15-08 (A) ....         Zero          B            2,740         1,698,800
                                                                                                                    -----------
                                                                                                                     84,658,025
                                                                                                                    -----------
Paper & Paper Products (5.89%)
    Advance Agro Capital B.V.,
      Gtd Sr Note (Thailand) 11-15-07 (Y) ..........................       13.000          CC           6,950         5,073,500
    Alabama River Newsprint Co.,
      Note 04-30-00 (r) ............................................         Zero          BB           4,935         4,046,735

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Paper & Paper Products (continued)
    APP Finance (VII) Mauritius Ltd.,
      Gtd Note (Indonesia) 04-30-03 (R) (Y) ........................        3.500%         CCC+          $990          $688,050
    APP Finance II Mauritius Ltd.,
      Bond (Indonesia) 12-29-49 (Y) ................................       12.000          Caa          7,500         4,650,000
    APP International Finance Co. B.V.,
      Gtd Sec Note (Indonesia) 10-01-05 (Y) ........................       11.750          CCC+         5,900         4,845,375
    Grupo Industrial Durango, S.A.,
      Note (Mexico) 08-01-03 (Y) ...................................       12.625          BB-          9,040         8,960,900
    Indah Kiat Finance Mauritius Ltd.,
      Gtd Sr Note (Indonesia) 07-01-07 (Y) .........................       10.000          CCC+         6,000         4,267,500
    Indah Kiat International Finance Co.,
      Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y) ..................       12.500          CCC+         3,500         2,695,000
    Packaging Corp. of America,
      Sr Sub Note Ser B 04-01-09 ...................................        9.625          B            7,000         7,227,500
    Repap New Brunswick, Inc.,
      Sr Sec Note (Canada) 04-15-05 (Y) ............................       10.625          CCC+        20,000        18,650,000
    Sappi BVI Finance Ltd.,
      Gtd Conv Bond (South Africa) 08-01-02 (R) (Y) ................        7.500          BB-          2,060         1,854,000
    Tjiwi Kimia Finance Mauritius Ltd.,
      Gtd Sr Note (Indonesia) 08-01-04 (Y) .........................       10.000          BB           1,500         1,087,500
    Tjiwi Kimia International Finance Co. B.V.,
      Gtd Sr Note (Indonesia) 08-01-01 (Y) .........................       13.250          CCC+         2,000         1,780,000
                                                                                                                    -----------
                                                                                                                     65,826,060
                                                                                                                    -----------
Pollution Control (0.43%)
    ICF Kaiser International, Inc.,
      Sr Note Ser B 12-31-03 .......................................       12.000          B-           1,000           900,000
      Sr Sub Note 12-31-03 .........................................       12.000          CCC          7,750         3,875,000
                                                                                                                    -----------
                                                                                                                      4,775,000
                                                                                                                    -----------
Printing - Commercial (0.18%)
    Sullivan Graphics, Inc.,
      Sr Sub Note 08-01-05 .........................................       12.750          B-           2,000         2,040,000
                                                                                                                    -----------
Real Estate Operations (0.41%)
    Signature Resorts, Inc.,
      Conv Sub Note 01-15-07 .......................................        5.750          B            6,965         4,535,956
                                                                                                                    -----------
REIT (0.25%)
    Host Marriott L.P.,
      Gtd Sr Note 02-15-06 .........................................        8.375          BB           2,975         2,826,250
                                                                                                                    -----------
Retail (1.62%)
    American Restaurant Group, Inc.,
      Gtd Sr Sec Note 02-15-03 .....................................       11.500          B            5,750         4,485,000
    Ames Department Stores, Inc.,
      Sr Note 04-15-06 (R) .........................................       10.000          B+           7,950         7,810,875
    Imperial Home Decor Group, Inc.,
      Gtd Sr Sub Note 03-15-08 .....................................       11.000          CCC          4,875           487,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Retail (continued)
    Pathmark Stores, Inc.,
      Sub Note 06-15-02 ............................................       11.625%         CCC+        $4,670        $4,634,975
    RAB Holdings, Inc.,
      Sr Note 05-01-08 .............................................       13.000          CCC          1,380           662,400
                                                                                                                    -----------
                                                                                                                     18,080,750
                                                                                                                    -----------
Steel (3.72%)
    Gulf States Steel, Inc. of Alabama,
      1st Mtg Bond 04-15-03 ........................................       13.500          D           17,750         2,130,000
    Metallurg Holdings, Inc.,
      Sr Disc Note, Step Coupon (12.75%, 07-15-03) 07-15-08 (A) ....         Zero          CCC+        11,185         3,579,200
    Metallurg, Inc.,
      Gtd Sr Note Ser B 12-01-07 ...................................       11.000          B-           4,270         3,843,000
    NSM Steel, Inc./NSM Steel Ltd.,
      Gtd Sr Sub Mtg Note Ser B 02-01-08 (R) .......................       12.250          D           10,175           101,750
    Oregon Steel CF&I,
      Note 03-31-03 (r) ............................................        9.500          B            5,155         4,999,974
    Renco Steel Holdings,
      Sr Sec Note Ser B 02-01-05 ...................................       10.875          B-           4,475         3,982,750
    Republic Technologies International LLC / RTI Capital Corp.,
      Unit (Sr Note & Warrant) 07-15-09 (R) ........................       13.750          B            8,300         5,810,000
    Sheffield Steel Corp.,
      1st Mtg Note 12-01-05 ........................................       11.500          B-           5,625         4,668,750
    Weirton Steel Corp.,
      Sr Note 07-01-04 .............................................       11.375          B           10,875         9,760,312
      Sr Note 06-01-05 .............................................       10.750          B            3,000         2,670,000
                                                                                                                    -----------
                                                                                                                     41,545,736
                                                                                                                    -----------
Telecommunications (18.98%)
    Advanced Radio Telecom Corp.,
      Sr Note 02-15-07 .............................................       14.000          CCC          2,250         1,935,000
    AMSC Acquisition Co., Inc./American Mobile Corp.,
      Gtd Sr Note Ser B 04-01-08 ...................................       12.250          B-           9,960         7,918,200
    COLT Telecom Group Plc,
      Sr Note (Germany) 07-31-08 # .................................        7.625          B           10,000         5,173,682
    Crown Castle International Corp.,
      Sr Disc Note, Step Coupon (10.625%, 11-15-02) 11-15-07 (A) ...         Zero          B            3,940         2,955,000
      Sr Note 05-15-11 .............................................        9.000          B            1,875         1,832,813
    CTI Holdings S.A.,
      Sr Note, Step Coupon (11.25%, 04-15-03) (Argentina)
        04-15-08 (A) (Y) ...........................................         Zero          B            7,925         4,501,400
    Dolphin Telecom Plc,
      Sr Disc Note, Step Coupon (11.50%, 06-01-03)
        (United Kingdom) 06-01-08 (A) (Y) ..........................         Zero          B-           8,940         4,067,700
      Sr Disc Note, Step Coupon (14.00%, 05-15-04)
        (United Kingdom) 05-15-09 (A) (Y) ..........................         Zero          CCC+         4,950         2,227,500
    Esat Telecom Group Plc,
      Sr Note (Euro) 11-01-09 # ....................................       11.875          B+           2,375         2,582,570
    Esprit Telecom Group Plc,
      Sr Note (Germany) 06-15-08 # .................................       11.000          BB-         10,940         5,660,008

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Telecommunications (continued)
    FaciliCom International,
      Sr Note 01-15-08 .............................................       10.500%         B-          $5,350        $4,708,000
    Global TeleSystems Group, Inc.,
      Sr Note 02-15-05 .............................................        9.875          B-           2,950         2,714,000
      Sr Note (Euro) 12-01-09 (R) ..................................       11.000          B            4,950         5,008,827
    GST Equipment Funding, Inc.,
      Sr Sec Note 05-01-07 .........................................       13.250          B-           5,100         5,100,000
    Hermes Europe Railtel B.V.,
      Sr Note (Netherlands) 01-15-09 (Y) ...........................       10.375          B            1,750         1,723,750
    Innova S. de R.L.,
      Sr Note (Mexico) 04-01-07 (Y) ................................       12.875          B-           2,000         1,725,000
    International Wireless Communications, Inc.,
      Sr Sec Disc Note 08-15-01 ....................................         Zero          B-          16,450         1,645,000
    ITC/\ DeltaCom, Inc.,
      Sr Note 11-15-08 .............................................        9.750          B            2,900         2,921,750
    KMC Telecom Holdings, Inc.,
      Sr Note 05-15-09 (R) .........................................       13.500          B-           9,900         9,652,500
    Level 3 Communications, Inc.,
      Sr Note 05-01-08 .............................................        9.125          B            4,940         4,668,300
    Long Distance International, Inc.,
      Sr Note 04-15-08 .............................................       12.250          B-           1,900         1,026,000
    McCaw International Ltd.,
      Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) ....         Zero          B-          12,300         8,179,500
    McLeodUSA, Inc.,
      Sr Disc Note, Step Coupon (10.50%, 03-01-02) 03-01-07 (A) ....         Zero          B+           4,310         3,448,000
      Sr Note 03-15-08 .............................................        8.375          B+           3,940         3,733,150
    Metrocall, Inc.,
      Sr Sub Note 09-15-08 .........................................       11.000          CCC+         4,000         2,440,000
    Metromedia Fiber Network, Inc.,
      Sr Note 11-15-08 .............................................       10.000          B+           1,800         1,818,000
      Sr Note 12-15-09 .............................................       10.000          B+           4,225         4,283,094
    MetroNet Communications Corp.,
      Sr Note (Canada) 08-15-07 (Y) ................................       12.000          BBB          3,225         3,724,875
    Nextel Partners, Inc.,
      Sr Disc Note, Step Coupon (14.00%, 02-01-04) 02-01-09 (A) ....         Zero          CCC+         2,975         1,926,313
    NEXTLINK Communications, Inc.,
      Sr Note 11-15-08 .............................................       10.750          B            4,925         5,048,125
    NTL, Inc.,
      Sr Note 10-01-08 .............................................       11.500          B-           3,250         3,526,250
      Sr Note, Step Coupon (12.375%, 10-01-03) 10-01-08 (A) (R) ....         Zero          B-           4,400         3,069,000
    Omnipoint Corp.,
      Sr Note 09-15-09 (R) .........................................       11.500          CCC+         1,975         2,133,000
    ONO Finance Plc,
      Unit (Note & Equity Value Cert) 05-01-09 (R) .................       13.000          CCC+         7,150         7,793,500
    Pac-West Telecomm, Inc.,
      Sr Note 02-01-09 .............................................       13.500          B            8,450         8,745,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Telecommunications (continued)
    Paging Network do Brasil S.A.,
      Sr Note (Brazil) 06-06-05 (Y) ................................       13.500%         B-          $2,550          $382,500
    Primus Telecommunications Group, Inc.,
      Sr Note 10-15-09 (R) .........................................       12.750          B-           5,200         5,226,000
      Sr Sec Note 08-01-04 .........................................       11.750          B-           6,750         6,682,500
    Startec Global Communications Corp.,
      Sr Note 05-15-08 .............................................       12.000          CCC          3,000         2,400,000
    Telecorp PCS, Inc.,
      Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
        04-15-09 (A) (R) ...........................................         Zero          B3           5,970         3,850,650
    Telewest Communications Plc,
      Sr Disc Note, Step Coupon (9.25%, 04-15-04)
        (United Kingdom) 04-15-09 (A) (R) # ........................         Zero          B+           5,875         5,904,789
    Teligent, Inc.,
      Sr Note 12-01-07 .............................................       11.500          CCC          5,984         5,744,640
    United Pan-Europe Communications N.V.,
      Sr Disc Note, Step Coupon (13.375%, 11-01-04) (Euro)
        11-01-09 (R) # .............................................         Zero          B-           5,950         3,339,847
      Sr Note (Euro) 11-01-07 (R) # ................................       10.875          B-           3,950         4,126,197
      Sr Note (Euro) 11-01-09 (R) # ................................       11.250          B-           3,475         3,621,262
    VersaTel Telecom International B.V.,
      Sr Note (Netherlands) 05-15-08 (Y) ...........................       13.250          B-           5,375         5,643,750
      Sr Note (Netherlands) 07-15-09 (Y) ...........................       11.875          B-           1,975         1,999,688
    Viatel, Inc.,
      Sr Note (Germany) 04-15-08 # .................................       11.150          B-           4,830         2,461,592
      Sr Sec Note 04-15-08 .........................................       11.250          B-          10,925        10,815,750
    WinStar Communications, Inc.,
      Sr Sub Def Note 03-01-07 .....................................       15.000          CCC          2,000         2,460,000
      Sr Sub Def Note 03-15-08 .....................................       11.000          CCC          2,966         2,699,060
    Worldwide Fiber, Inc.,
      Sr Note (Canada) 12-15-05 (Y) ................................       12.500          B+           4,700         4,876,250
                                                                                                                    -----------
                                                                                                                    211,850,032
                                                                                                                    -----------
Textile (1.02%)
    Polymer Group, Inc.,
      Gtd Sr Sub Note 03-01-08 .....................................        8.750          B            4,535         4,330,925
    Steel Heddle Group, Inc.,
      Sr Disc Deb, Step Coupon (13.75%, 06-01-03) 06-01-09 (A) .....         Zero          CCC+         4,700           611,000
    Steel Heddle Manufacturing Co.,
      Gtd Sr Sub Note Ser B 06-01-08 ...............................       10.625          CCC+         5,950         2,380,000
    Tropical Sportswear International Corp.,
      Gtd Sr Sub Note Ser A 06-15-08 ...............................       11.000          B-           4,350         3,958,500
    Willcox & Gibbs, Inc.,
      Gtd Sr Note Ser B 12-15-03 ...................................       12.250          Caa3         5,000            50,000
                                                                                                                    -----------
                                                                                                                     11,330,425
                                                                                                                    -----------
Transportation (5.38%)
    Cenargo International Plc,
      1st Mtg Note (United Kingdom) 06-15-08 (Y) ...................        9.750          B+           3,980         3,223,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                     PAR VALUE
                                                                          INTEREST        CREDIT       (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE          RATING*     OMITTED)          VALUE
-------------------                                                      ----------      --------   ------------      --------
Transportation (continued)
    Continental Airlines, Inc.,
      Note 12-15-05 ................................................        8.000%         BB-         $8,475        $7,775,812
    Dunlop Standard Aerospace Holdings Plc,
      Sr Note (United Kingdom) 05-15-09 (Y) ........................       11.875          B-           1,000         1,020,000
    Fine Air Services, Inc.,
      Gtd Sr Note 06-01-08 .........................................        9.875          B            7,900         6,715,000
    MRS Logistica S.A.,
      Bond Ser B (Brazil) 08-15-05 (R) (Y) .........................       10.625          B            6,000         4,740,000
    Navigator Gas Transport Plc,
      Unit (Mtg Note & Warrants) (United Kingdom)
        06-30-07 (R) (Y) ...........................................       12.000          B            3,000           270,000
    North American Van Lines, Inc.,
      Sr Sub Note 12-01-09 (R) .....................................       13.375          B3           6,225         6,240,562
    Northwest Airlines Corp.,
      Gtd Note 03-15-07 ............................................        8.700          BB           7,900         7,400,720
    Pacer International, Inc.,
      Sr Sub Note 06-01-07 (R) .....................................       11.750          B-           4,950         5,024,250
    Pacific & Atlantic Holdings, Inc.,
      1st Mtg Note (Greece) 05-30-08 (Y) ...........................       11.500          CC           2,950         1,121,000
    Ultralpetrol (Bahamas) Ltd.,
      1st Mtg Pfd Ship Note 04-01-08 ...............................       10.500          BB-          2,150         1,763,000
    U.S. Airways Group, Inc.,
      Sr Note 02-01-01 .............................................        9.625          B            4,925         4,907,024
      Gtd Pass Thru Ctf Ser 1993-A3 03-01-13 .......................       10.375          BB           4,950         4,723,686
    World Airways, Inc.,
      Sub Deb 08-26-04 (R) .........................................        8.000          B-           2,000           300,000
    Worldwide Flight Services, Inc.,
      Unit (Sr Note & Warrant) 08-15-07 (R) ........................       12.250          B            4,950         4,851,000
                                                                                                                    -----------
                                                                                                                     60,075,854
                                                                                                                    -----------
Waste Disposal Service & Equip. (1.38%)
    Allied Waste North America, Inc.,
      Sr Sub Note 08-01-09 (R) .....................................       10.000          B+           7,000         6,370,000
    Waste Systems International, Inc.,
      Gtd Sr Note 01-15-06 (R) .....................................       11.500          B            1,985         1,865,900
      Sub Note 05-13-05 (R) ........................................        7.000          CCC+         9,007         7,115,846
                                                                                                                    -----------
                                                                                                                     15,351,746
                                                                                                                    -----------
                                                                                   TOTAL BONDS
                                                                         (Cost $1,084,667,516)         (81.51%)     909,955,747
                                                                                                       ------       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                         NUMBER OF
                                                                                           SHARES            MARKET
ISSUER, DESCRIPTION                                                                      OR WARRANTS          VALUE
-------------------                                                                     -------------       --------
COMMON AND PREFERRED STOCKS AND WARRANTS
    Abitibi-Consolidated, Inc., Common Stock (Canada) ...............................     1,233,500       $12,797,562
    American Mobile Satellite Corp., Warrant (R) ** .................................         9,960                --
    American Pacific Corp., Common Stock ** .........................................       175,500         1,283,344
    American Telecasting, Inc., Warrant ** ..........................................         2,000                20
    Capstar Broadcasting Partners, 12.00%, Payment-In-Kind, Preferred Stock .........         8,365           978,705
    CD Radio, Inc., 10.50%, Ser C, Preferred Stock ..................................        19,800         3,069,000
    CD Radio, Inc., Warrant (R) ** ..................................................         6,000           319,980
    Continental Airlines, Inc. (Class B), Common Stock ** ...........................        99,200         3,670,400
    Contour Energy Co., $2.625, Preferred Stock .....................................       125,000           406,250
    CORE Cap, Inc. (Class A), Common Stock (r) ......................................        67,000         1,085,400
    CORE Cap, Inc., Ser A/I, 10.00%, Preferred Stock (r) ............................        67,000         1,603,980
    Crown Castle International Corp., 12.75%, Preferred Stock .......................         5,492         5,739,140
    Cumulus Media, Inc., 13.75%, Ser A, Preferred Stock .............................         4,083         4,450,470
    Cybernet Internet Services International, Inc., Warrant ** ......................         4,000           320,000
    Decorative Home Accents, Inc., Common Stock ** ..................................         1,000                 1
    e.spire Communications, Inc., 12.75%, Payment-In-Kind, Preferred Stock ..........           638           108,460
    Electronic Retailing Systems International, Inc., Warrant ** ....................         1,000             1,000
    Farm Fresh Holdings Corp. (Class B), Common Stock ** ............................         1,000                10
    Fitzgeralds Gaming Corp., Preferred Stock .......................................       125,000           218,750
    Fitzgeralds Gaming Corp., Common Stock ** .......................................       156,752            78,376
    Fuji JGB Investment LLC, 9.87%, Ser A, Preferred Stock (Japan) (R) (Y) ..........         7,940         8,027,340
    Gaylord Container Corp. (Class A), Common Stock ** ..............................     1,090,200         6,813,750
    Geneva Steel Co., 14.00%, Ser B, Preferred Stock ................................        10,000             1,000
    Glasstech, Inc., Warrant ** .....................................................         2,000             1,000
    Gothic Energy Corp., Warrant ** .................................................        39,586                --
    Granite Broadcasting Corp., 12.75%, Payment-In-Kind, Preferred Stock ............         8,598         8,598,000
    Great Atlantic & Pacific Tea Co., Inc., Common Stock ............................       169,800         4,319,287
    Grey Wolf, Inc., Common Stock ** ................................................     3,000,000         8,250,000
    Harvard Industries, Inc., Common Stock ** .......................................       230,210         1,985,561
    Haynes Holdings, Inc., Common Stock ** ..........................................        67,938           254,768
    HF Holdings, Inc., Warrant ** ...................................................        28,092            42,138
    Hills Stores Co., Warrant ** ....................................................    10,482,000                --
    ICF Kaiser International, Inc., Warrant (Expires 12-31-99) ** ...................         7,000             3,500
    Interact Systems, Inc., Warrant ** ..............................................         6,000               300
    International Wireless, Inc., Warrant ** ........................................         1,500                15
    Ithaca Industries, Inc., Common Stock ** ........................................       235,000            66,106
    Key Energy Group, Inc., Common Stock ** .........................................     2,975,000        14,875,000
    Key Energy Services, Inc., Warrant (R) ** .......................................         9,900           247,500
    KLM Royal Dutch Airlines N.V., Common Stock (Netherlands) # .....................       107,625         2,677,172
    Long Distance International, Inc., Warrant ** ...................................         1,900             2,375
    McCaw International Ltd., Warrant ** ............................................        10,050            25,125
    Nakornthai Strip Mill Plc, Warrant (Thailand) (R) (Y) ** ........................     9,591,354             9,591
    Nextel Communications, Inc., 13.00%, Payment-In-Kind, Ser D, Preferred Stock ....        21,287        22,777,090
    Northwest Airlines Corp. (Class A), Common Stock ** .............................       725,000        16,992,187
    ONO Finance Plc, Warrant (United Kingdom) (R) ** ................................         7,150            50,050
    Packaging Corp. of America, 12.375%, Payment-In-Kind, Preferred Stock ...........        49,730         5,420,570

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                          NUMBER OF
                                                                                            SHARES             MARKET
ISSUER, DESCRIPTION                                                                      OR WARRANTS            VALUE
-------------------                                                                     -------------         --------
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
    Paging do Brazil Holding Co. LLC (Class B), Common Stock (R) ** .................         2,550                  --
    R&B Falcon Corp., Warrant (R) ** ................................................         6,950          $1,737,500
    R&B Falcon Corp., 13.875%, Unit (Preferred Stock & Warrant) .....................         7,465           7,763,600
    Repap Enterprises, Inc., Common Stock (Canada) # ** .............................     2,000,000             108,600
    Samuels Jewelers, Inc., Common Stock ** .........................................       300,000           2,100,000
    Samuels Jewelers, Inc., Warrant ** ..............................................         2,612                  26
    Sheffield Steel Corp., Common Stock ** ..........................................           500               1,000
    SpinCycle, Inc., Warrant (R) ** .................................................         3,850                  39
    Star Gas Partners, L.P., Common Stock ...........................................       102,203           1,520,270
    Startec Global Communications Corp., Warrant ** .................................         3,000               3,000
    Sterling Chemicals Holdings, Warrant ** .........................................         1,000              16,000
    Stone Container Corp., $1.75, Ser E, Preferred Stock ............................       462,400           9,652,600
    Supermarkets General Holding Corp., $3.52, Preferred Stock ......................        71,964           2,230,884
    Teletrac, Inc., Warrant ** ......................................................         3,500                  --
    VersaTel Telecom B.V., Warrant (R) ** ...........................................         5,375           1,558,750
    Viatel, Inc., Common Stock ** ...................................................        19,029             799,218
    Waste Systems International, Inc., Common Stock ** ..............................       800,000           3,600,000
    Waste Systems International, Inc., Warrant (R) ** ...............................        29,775              22,331
    Westshore Terminals Income Fund, Common Stock (Canada) # ........................       160,000             608,240
                                                                                                             ----------
                                                    TOTAL COMMON AND PREFERRED STOCKS
                                                                         AND WARRANTS
                                                                  (Cost $192,513,144)        (15.17%)       169,292,331
                                                                                            -------      --------------

SHORT-TERM INVESTMENTS
Corporate Savings Account (0.16%)
    Investors Bank & Trust Company
      Daily Interest Savings Account
      Current Rate 4.50%.............................................................                         1,825,887
                                                                                                         --------------
                                                         TOTAL SHORT-TERM INVESTMENTS         (0.16%)         1,825,887
                                                                                            -------      --------------
                                                                    TOTAL INVESTMENTS        (96.84%)     1,081,073,965
                                                                                            -------      --------------
                                                    OTHER ASSETS AND LIABILITIES, NET         (3.16%)        35,264,776
                                                                                            -------      --------------
                                                                      TOTAL NETASSETS       (100.00%)    $1,116,338,741
                                                                                            =======      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

**  Non-income producing security.

*** Represents rate in effect on November 30, 1999.

# Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $201,335,528 or 18.04% of net assets as of November 30, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on these securities is as follows:

                                                                                                      MARKET
                                                                                                    VALUE AS A
                                                                                                    PERCENTAGE         MARKET
                                                                     ACQUISITION    ACQUISITION      OF FUND'S        VALUE AT
    ISSUER, DESCRIPTION                                                 DATE           COST         NET ASSETS    NOVEMBER 30, 1999
    -------------------                                              -----------    -----------     ----------    -----------------
    Alabama River Newsprint Co. ...................................   04-14-98      $4,330,317         0.36%        $4,046,735
    CORE Cap, Inc. (Class A), Common Stock.........................   10-31-97       1,340,000         0.10          1,085,400
    CORE Cap, Inc., Ser A/I, 10.00%, Preferred Stock...............   10-31-98       1,675,000         0.14          1,603,980
    Norse CBO, Ltd.................................................   08-04-98         750,000         0.07            825,000
    Oregon Steel CF&I..............................................   05-14-98       4,993,840         0.45          4,999,974

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Portfolio Concentration
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 1999, assigned to country categories.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                     OF FUND'S
COUNTRY DIVERSIFICATION                                             NET ASSETS
-----------------------                                          ---------------
     Argentina...................................................      1.59%
     Australia...................................................      0.42
     Brazil......................................................      1.30
     Canada......................................................      4.12
     Finland.....................................................      0.24
     Greece......................................................      0.10
     Indonesia...................................................      1.79
     Ireland.....................................................      0.23
     Japan.......................................................      0.72
     Luxembourg..................................................      0.27
     Mexico......................................................      1.37
     Netherlands.................................................      2.60
     Norway......................................................      0.36
     South Africa................................................      0.17
     Thailand....................................................      0.46
     United Kingdom..............................................      4.72
     United States...............................................     76.38
                                                                     ------
                                                TOTAL INVESTMENTS     96.84%
                                                                     ======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
     BBB.........................................................      1.19%
     BB..........................................................      5.97
     B...........................................................     56.43
     CCC.........................................................     15.70
     CC..........................................................      0.87
     D...........................................................      1.35
                                                                     ------
                                                      TOTAL BONDS     81.51%
                                                                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate Government Fund and John Hancock Government Income Fund (collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation, but only when it is consistent with the primary objective of maximizing current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $21,790,325 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire May 31, 2007. Additionally, net capital losses of $16,464,424 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund entered into a syndicated line of credit agreement with various banks that enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the period ended November 30, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At November 30, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   At November 30, 1999, there were no written option transactions.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts for speculative purposes and/or as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

   Open forward foreign currency buy and sell contracts at November 30, 1999, were as follows:

                             PRINCIPAL AMOUNT     EXPIRATION      APPRECIATION/
CURRENCY                   COVERED BY CONTRACT      MONTH        (DEPRECIATION)
--------                   -------------------      -----        --------------
BUYS
Canadian Dollar                  771,492            DEC 99           $11,170
Euro Currency                  6,660,237            DEC 99          (485,307)
                                                                 -----------
                                                                   ($474,137)
                                                                 ===========
SELLS
British Pound Sterling         5,885,441            JAN 00          $211,770
British Pound Sterling        17,184,362            FEB 00           532,812
Canadian Dollar                  773,484            DEC 99            (9,178)
Canadian Dollar                3,791,500            MAR 00           (11,625)
Euro Currency                  6,427,061            DEC 99           252,132
Euro Currency                  5,339,856            JAN 00           362,219
Euro Currency                 19,754,232            FEB 00         1,124,696
Euro Currency                  8,456,328            MAR 00           225,901
Euro Currency                  6,382,895            MAR 00           465,897
                                                                 -----------
                                                                  $3,154,624
                                                                 ===========

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $211,477. Out of this amount, $41,487 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $82,801 was paid as sales commissions to unrelated broker-dealers and $87,189 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $1,533,459.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended November 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $15,228.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1999, aggregated $282,397,357 and $276,088,290, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended November 30, 1999.

   The cost of investments owned at November 30, 1999 for federal income tax purposes was $1,278,118,198. Gross unrealized appreciation and depreciation of investments aggregated $27,065,403 and $225,935,523, respectively, resulting in net unrealized depreciation of $198,870,120.

======================================NOTES=====================================

                    John Hancock Funds - High Yield Bond Fund

======================================NOTES=====================================

                    John Hancock Funds - High Yield Bond Fund

================================================================================
                                                                ---------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-225-5291  1-800-554-6713 (TDD)                             Randolph, MA
INTERNET: www.jhfunds.com                                        Permit No. 75
                                                                ---------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock High Yield Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

   [RECYCLE LOGO] Printed on Recycled Paper                          570SA 11/99
                                                                            1/00

                                                    ----------------------------
                                                     The latest report from your
                                                       Fund's management team
                                                    ----------------------------

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                     [PHOTO]

                                   Government
                                   Income Fund

                                NOVEMBER 30, 1999

                         [LOGO] JOHN HANCOCK FUNDS
                                A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                                 MAUREEN R. FORD
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY BARRY H. EVANS, CFA, AND DAWN BAILLIE, PORTFOLIO MANAGERS

                                  John Hancock
                             Government Income Fund

          Inflation fears and rising interest rates hamper bond market

The bond market was volatile in the second half of 1999, as investors reacted to growing inflation concerns and anticipated that the Federal Reserve's response would be to raise short-term interest rates. Both were cause for worry -- inflation because it erodes the value of the fixed interest earned on bond investments and rising interest rates because they mean falling bond prices. The Federal Reserve ended up boosting interest rates three times between June and November for a total increase of three-quarters of a percentage point. Bond yields also climbed higher, with the yield on the 30-year Treasury moving from a low of 5.82% at the end of May to a high of 6.38% in late October. By the end of November, the 30-year yield stood at 6.29%.

      Inflation fears stemmed initially from the economy's strong growth, which continued unabated throughout the second half. In addition, unemployment reached 4.1%, its lowest level in 30 years, increasing wage pressures. Commodity prices, especially oil, strengthened. And economies in both Asia and Europe began to pick up, removing the deflationary effect that had helped keep U.S. economic growth somewhat in check in recent years. As economies in emerging markets began improving, the flight to quality that had propelled so many investors into U.S. Treasuries came to an end. In the face of rising interest rates, investors favored bonds with a yield advantage over Treasuries, including both mortgage

"The Federal Reserve ended up boosting interest rates three times..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Government Income Fund. Caption below reads "Portfolio managers (l-r): Barry Evans and Dawn Baillie."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Government Income Fund

"As interest rates rose, we cut back on 30-year Treasuries."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into four sections (from top to left): Short-Term Investments & Other 5%, Foreign Government Bonds 6%, U.S. Treasuries 11% and U.S. Agencies 78%. A note below the chart reads "As a percentage of net assets on November 30, 1999."]
--------------------------------------------------------------------------------

bonds and U.S. government agencies. For the six months ended November 30, 1999, the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index returned 1.21%, ahead of the Lehman Brothers Treasury Index's 0.40% return.

Performance review

Fortunately, John Hancock Government Income Fund had a high stake in bonds with a yield advantage over Treasuries, known as spread products. For the six months ended November 30, 1999, the Fund's Class A, Class B and Class C shares returned 0.10%, -0.26%, and -0.28%, respectively, at net asset value. By comparison, the average general U.S. government income fund returned -0.25% over the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Higher spread stake

By the end of November, the Fund had 78% of its net assets in spread products, including mortgages issued by U.S. government agencies and U.S. government agencies themselves. In the mortgage sector, which totaled about 63% of net assets, we made few changes. We had already added substantially to our mortgage stake in late 1998 and early 1999 when prices were cheap. At the time, we had bought mostly GNMAs with current coupons (or stated interest rates) of 6% or 6.5% because they offered the least prepayment risk -- the risk that homeowners would pay off their mortgages early. In addition, we continued to hold on to our 12% stake in collateralized mortgages (CMOs) -- bonds that separate the cash flows of mortgage pools into various classes with different maturities. By contrast, we boosted our investment in non-mortgage U.S. government agencies to 15% of net assets, up from 10% six months earlier. We bought both callable and non-callable agencies with five- and ten-year maturities. We favored callables -- bonds that the issuer can call or redeem before maturity -- because of their slight yield advantage over non-callables.

Lower interest rate risk

As interest rates rose, we cut back on 30-year Treasuries. We did this because the Treasury sector is especially sensitive to changes in interest rates. We also knew that rising interest rates would make long maturity bonds less attractive. That left us with some 20-year Treasuries, as well as some intermediate-term callable Treasuries. By trimming long-term Treasuries, we were able to cut the Fund's duration -- a measure of how sensitive the Fund is to changes in interest rates -- from 5.3 years to 5.1 years. The shorter a bond's duration, the less its price will fall as interest rates rise -- or rise as interest rates fall. The Fund's duration, however, was still slightly longer than average, which hindered performance.

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 1% at the top. The first bar represents the 0.10% total return for John Hancock Government Income Fund Class A. The second bar represents the -0.26% total return for John Hancock Government Income Fund Class B. The third bar represents the -0.28% total return for John Hancock Government Income Fund Class C. The fourth bar represents the -0.25% total return for Average general U.S. government income fund. A note below the chart reads "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper, Inc. See the following two pages for historical performance information
--------------------------------------------------------------------------------

More interest rate hikes

We expect the recent interest-rate hikes to slow the economy modestly, but not enough to eliminate inflation concerns. As a result, we believe there will be more interest-rate increases in the new year. The Federal Reserve used to be able to raise interest rates and slow the economy. But consumption is now a main driver of the economy, led primarily by the wealth accumulated through the stock market and retirement plans. The four-month trailing gross domestic product number -- a measure of economic growth -- has remained around 4.3% for a while now. Forecasts are that fourth quarter GDP may come in even higher, given the strong start to holiday spending.

      We expect the bond market to remain volatile, given inflation fears and the uncertainty surrounding the Fed's next move. The bond market is fear-driven, not reality-driven. The reality is that the Fed interest-rate hikes are keeping inflation under control, which is positive for long-term bond investors. Our strategy in this rising-rate environment will be to continue to maintain a high stake in spread products. We may make some adjustments in what we own, exchanging some of our current mortgage bonds for ones with slightly higher coupons. We also plan to keep a neutral or average duration, currently around
5.0 years. Finally, we're taking a long-term view, believing that the pain caused by the Fed's decisions today could eventually result in gains for bond holders who stay the course.

"...the Fed's decisions today could eventually result in gains for bond holders who stay the course."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                                 SINCE
                                        ONE        FIVE        INCEPTION
                                        YEAR       YEARS       (9/30/94)
                                     ----------  ----------  -------------
Cumulative Total Returns               (6.60%)     34.61%        34.64%
Average Annual Total Returns(1)        (6.60%)      6.13%         6.13%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                        ONE        FIVE        TEN
                                        YEAR       YEARS      YEARS
                                    ----------  ----------  -----------
Cumulative Total Returns              (7.48%)     34.05%      87.14%
Average Annual Total Returns(1)       (7.48%)      6.04%       6.47%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                              SINCE
                                                            INCEPTION
                                                             (4/1/99)
                                                          --------------
Cumulative Total Return                                      (2.01%)
Average Annual Total Return(1)                               (2.01%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of November 30, 1999

                                                             SEC 30-DAY
                                                                YIELD
                                                           ----------------
John Hancock Government Income Fund: Class A                    5.48%
John Hancock Government Income Fund: Class B                    4.98%
John Hancock Government Income Fund: Class C                    4.97%

Notes to Performance

(1) Effective December 4, 1998, the Adviser agreed to limit the Fund's management fee to 0.50% of the Fund's daily net assets. Without the limitation of expenses, the average annual total return for the one-year period, five-year period and since inception would have been (6.67%), 6.11% and 6.11%, respectively, for Class A shares. The average annual total return for the one-year period, five-year period and ten-year period would have been (7.55%), 6.02% and 6.45%, respectively, for Class B shares. The average annual total return for the since inception period would have been (2.06%) for Class C shares. Without the limitation of expenses, the yield for Class A, Class B and Class C shares would have been 5.36%, 4.86% and 4.85%, respectively.

(2) Not annualized.

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

Line chart with the heading John Hancock Government Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $14,458 as of November 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on September 30, 1994, before sales charge, and is equal to $14,139 as of November 30, 1999. The third line represents the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $13,499 as of November 30, 1999.

Line chart with the heading John Hancock Government Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $22,387 as of November 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on May 31, 1989, before sales charge, and is equal to $19,210 as of November 30, 1999.

Line chart with the heading John Hancock Government Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $9,983 as of November 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on April 1, 1999, before sales charge, and is equal to $9,907 as of November 30, 1999. The third line represents the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $9,808 as of November 30, 1999.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Statement of Assets and Liabilities
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
   Investments at value - Note C:
     U.S. government and agencies securities (cost - $655,391,875) ...............    $627,136,950
     Foreign government bonds (cost - $45,035,315) ...............................      42,198,176
     Multi-family mortgage-backed bonds (cost - $4,232,236) ......................       4,022,922
     Warrants (cost - $11,499) ...................................................          10,650
     Joint repurchase agreement (cost - $23,486,000) .............................      23,486,000
     Corporate savings account ...................................................          25,487
                                                                                     -------------
                                                                                       696,880,185

   Receivable for shares sold ....................................................          63,752
   Interest receivable ...........................................................       6,883,527
   Other assets ..................................................................         305,741
                                                                                     -------------
                    Total Assets .................................................     704,133,205
                    ------------------------------------------------------------------------------
Liabilities:
   Payable for shares repurchased ................................................         425,825
   Payable for variation margin - Note A .........................................          41,375
   Dividend payable ..............................................................          60,535
   Payable to John Hancock Advisers, Inc. and affiliates - Note B ................         773,930
   Accounts payable and accrued expenses .........................................         200,273
                                                                                     -------------
                    Total Liabilities ............................................       1,501,938
                    ------------------------------------------------------------------------------
Net Assets:
   Capital paid-in ...............................................................     864,683,577
   Accumulated net realized loss on investments and financial futures contracts ..    (130,654,456)
   Net unrealized depreciation of investments and financial futures contracts ....     (31,244,914)
   Distributions in excess of net investment income ..............................        (152,940)
                                                                                     -------------
                    Net Assets ...................................................    $702,631,267
                    ==============================================================================
Net Asset Value Per Share:
   (Based on net asset values and shares of beneficial interest outstanding -
   unlimited number of shares authorized with no par value)
   Class A - $546,854,403/62,480,585 .............................................           $8.75
   ===============================================================================================
   Class B - $155,324,721/17,746,551 .............................................           $8.75
   ===============================================================================================
   Class C * - $452,143/51,659 ...................................................           $8.75
   ===============================================================================================
Maximum Offering Price Per Share**
   Class A - ($8.75 x 104.71%) ...................................................           $9.16
   ===============================================================================================

*  Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Statement of Operations
Six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
   Interest ...........................................................................    $26,701,690
                                                                                          ------------
   Expenses:
   Investment management fee - Note B .................................................      2,295,302
   Distribution and service fee - Note B
     Class A ..........................................................................        699,788
     Class B ..........................................................................        848,181
     Class C ..........................................................................          1,026
   Transfer agent fee - Note B ........................................................        909,023
   Custodian fee ......................................................................         86,804
   Accounting and legal services fee - Note B .........................................         72,595
   Registration and filing fees .......................................................         41,120
   Trustees' fees .....................................................................         26,125
   Auditing fee .......................................................................         24,827
   Printing ...........................................................................         16,014
   Miscellaneous ......................................................................          8,591
   Legal fees .........................................................................          2,597
                                                                                          ------------
                    Total Expenses ....................................................      5,031,993
                    ----------------------------------------------------------------------------------
                    Less Expense Reduction - Note B ...................................       (455,555)
                    ----------------------------------------------------------------------------------
                    Net Expenses ......................................................      4,576,438
                    ----------------------------------------------------------------------------------
                    Net Investment Income .............................................     22,125,252
                    ----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
   Net realized loss on investments sold ..............................................     (7,706,818)
   Net realized gain on financial futures contracts ...................................        163,583
   Change in net unrealized appreciation/depreciation of investments ..................    (15,143,140)
   Change in net unrealized appreciation/depreciation of financial futures contracts ..         50,735
                                                                                          ------------
                    Net Realized and Unrealized Loss
                    on Investments and Financial
                    Futures Contracts .................................................    (22,635,640)
                    ----------------------------------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations .........................................      ($510,388)
                    ==================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                           SIX MONTHS ENDED
                                                                                            YEAR ENDED    NOVEMBER 30, 1999
                                                                                           MAY 31, 1999      (UNAUDITED)
                                                                                         --------------  -------------------
Increase (Decrease) in Net Assets:
From Operations:
     Net investment income ............................................................     $38,107,647      $22,125,252
     Net realized gain (loss) on investments sold and financial futures contracts .....       8,382,615       (7,543,235)
     Change in net unrealized appreciation/depreciation of investments and financial
       futures contracts ..............................................................     (37,389,120)     (15,092,405)
                                                                                          -------------    -------------
        Net Increase (Decrease) in Net Assets Resulting from Operations ...............       9,101,142         (510,388)
                                                                                          -------------    -------------
Distributions to Shareholders:
     Distributions from net investment income
        Class A - ($0.5690 and $0.2726 per share, respectively) .......................     (28,770,636)     (17,314,187)
        Class B - ($0.5039 and $0.2411 per share, respectively) .......................      (9,336,959)      (4,805,395)
        Class C** - ($0.0701 and $0.2391 per share, respectively) .....................             (51)          (5,670)
                                                                                          -------------    -------------
        Total Distributions to Shareholders ...........................................     (38,107,646)     (22,125,252)
                                                                                          -------------    -------------
From Fund Share Transactions - Net: * .................................................     353,722,184      (56,850,857)
                                                                                          -------------    -------------
Net Assets:
     Beginning of period...............................................................     457,402,084      782,117,764
                                                                                          -------------    -------------
     End of period (including distributions in excess of net investment
       income of $152,940 and $152,940, respectively)..................................    $782,117,764     $702,631,267
                                                                                          =============    =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                                             SIX MONTHS ENDED
                                                              YEAR ENDED                    NOVEMBER 30, 1999
                                                             MAY 31, 1999                      (UNAUDITED)
                                                     ----------------------------     -----------------------------
                                                        SHARES          AMOUNT           SHARES           AMOUNT
                                                     -----------     ------------     ------------     ------------
CLASS A
     Shares sold ...............................      16,324,398     $152,558,986        5,214,404      $46,105,514
     Shares issued in reorganization - Note D ..      30,190,113      285,764,515               --               --
     Shares reinvested .........................       1,838,139       17,064,295        1,311,632       11,533,163
                                                     -----------     ------------     ------------     ------------
                                                      48,352,650      455,387,796        6,526,036       57,638,677
     Less shares repurchased ...................     (20,239,768)    (188,850,730)      (8,879,515)     (78,504,017)
                                                     -----------     ------------     ------------     ------------
     Net increase (decrease) ...................      28,112,882     $266,537,066       (2,353,479)    ($20,865,340)
                                                     -----------     ------------     ------------     ------------
CLASS B
     Shares sold ...............................       9,971,790      $93,705,559        2,029,598      $17,969,828
     Shares issued in reorganization - Note D ..       9,178,316       86,877,349               --               --
     Shares reinvested .........................         497,010        4,618,186          305,704        2,686,435
                                                     -----------     ------------     ------------     ------------
                                                      19,647,116      185,201,094        2,335,302       20,656,263
     Less shares repurchased ...................     (10,509,513)     (98,025,258)      (6,468,427)     (57,085,264)
                                                     -----------     ------------     ------------     ------------
     Net increase (decrease) ...................       9,137,603      $87,175,836       (4,133,125)    ($36,429,001)
                                                     ===========     ============     ============     ============
CLASS C**
     Shares sold ...............................           1,005           $9,235           99,756         $874,442
     Shares reinvested .........................               5               47              358            3,138
                                                     -----------     ------------     ------------     ------------
                                                           1,010            9,282          100,114          877,580
     Less shares repurchased ...................              --               --          (49,465)        (434,096)
                                                     -----------     ------------     ------------     ------------
     Net increase ..............................           1,010           $9,282           50,649         $443,484
                                                     ===========     ============     ============     ============

** Class C shares commenced operations on April 1, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                              SEPTEMBER 30, 1994
                                                               (COMMENCEMENT OF       YEAR ENDED OCTOBER 31,         PERIOD FROM
                                                                OPERATIONS) TO     -----------------------------   NOVEMBER 1, 1996
                                                               OCTOBER 31, 1994       1995(1)          1996       TO MAY 31, 1997(7)
                                                              -------------------  ------------    -------------  ------------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................        $8.85             $8.75            $9.32             $9.07
                                                                   -------          --------         --------          --------
   Net Investment Income ....................................         0.06              0.72             0.65(5)           0.37(5)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options and Financial Futures Contracts ...        (0.10)             0.57            (0.25)            (0.14)
                                                                   -------          --------         --------          --------
     Total from Investment Operations .......................        (0.04)             1.29             0.40              0.23
                                                                   -------          --------         --------          --------
   Less Distributions:
   Dividends from Net Investment Income .....................        (0.06)            (0.72)           (0.65)            (0.37)
                                                                   -------          --------         --------          --------
   Net Asset Value, End of Period ...........................        $8.75             $9.32            $9.07             $8.93
                                                                   =======          ========         ========          ========
   Total Investment Return at Net Asset Value (2,3) .........        (0.45%)(4)        15.32%            4.49%             2.57%(4)
   Total Adjusted Investment Return at Net
     Asset Value (3,9) ......................................        (0.46%)(4)        15.28%              --                --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .................         $223          $470,569         $396,323          $359,758
   Ratio of Expenses to Average Net Assets (2) ..............         0.12%(4)          1.19%            1.17%             1.13%(6)
   Ratio of Adjusted Expenses to Average Net Assets .........           --               --                --                --
   Ratio of Net Investment Income
     to Average Net Assets (2) ..............................         0.71%(4)          7.38%            7.10%             7.06%(6)
   Ratio of Adjusted Net Investment Income to
     Average Net Assets .....................................           --                --               --                --
   Fee Reduction Per Share (5) ..............................           --                --               --                --
   Portfolio Turnover Rate ..................................           92%              102%(8)          106%              129%

                                                                      YEAR ENDED MAY 31,          SIX MONTHS ENDED
                                                                 ---------------------------     NOVEMBER 30, 1999
                                                                    1998             1999           (UNAUDITED)
                                                                 ----------       ----------     -----------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................        $8.93            $9.25             $9.02
                                                                 ---------        ---------          --------
   Net Investment Income ....................................         0.62(5)          0.57(5)           0.27(5)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options and Financial Futures Contracts ...         0.32            (0.23)            (0.27)
                                                                 ---------        ---------          --------
     Total from Investment Operations .......................         0.94             0.34              0.00
                                                                 ---------        ---------          --------
   Less Distributions:
   Dividends from Net Investment Income .....................        (0.62)           (0.57)            (0.27)
                                                                 ---------        ---------          --------
   Net Asset Value, End of Period ...........................        $9.25            $9.02             $8.75
                                                                 =========        =========          ========
   Total Investment Return at Net Asset Value (2,3) .........        10.82%            3.64%             0.10%(4)
   Total Adjusted Investment Return at Net
     Asset Value (3,9) ......................................           --             3.59%             0.04%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .................     $339,572         $584,766          $546,854
   Ratio of Expenses to Average Net Assets (2) ..............         1.10%            1.05%             1.07%(6)
   Ratio of Adjusted Expenses to Average Net Assets .........           --             1.10%             1.19%(6)
   Ratio of Net Investment Income
     to Average Net Assets (2) ..............................         6.79%            6.08%             6.17%(6)
   Ratio of Adjusted Net Investment Income to
     Average Net Assets .....................................           --             6.03%             6.05%(6)
   Fee Reduction Per Share (5) ..............................           --            $0.00(10)         $0.01
   Portfolio Turnover Rate ..................................          106%             161%(8)            56%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,             PERIOD FROM
                                                                 --------------------------------------   NOVEMBER 1, 1996 TO
                                                                    1994         1995(1)        1996       TO MAY 31, 1997(7)
                                                                 ----------    ----------    ----------    ------------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................      $10.05         $8.75         $9.32            $9.08
                                                                 ----------    ----------    ----------       ----------
   Net Investment Income ......................................        0.65          0.65          0.58(5)          0.33(5)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options and Financial Futures Contracts .....       (1.28)         0.57         (0.24)           (0.15)
                                                                 ----------    ----------    ----------       ----------
     Total from Investment Operations .........................       (0.63)         1.22          0.34             0.18
                                                                 ----------    ----------    ----------       ----------
   Less Distributions:
   Dividends from Net Investment Income .......................       (0.65)        (0.65)        (0.58)           (0.33)
   Distributions from Net Realized Gain on Investments
     Sold and Financial Futures Contracts .....................       (0.02)           --            --               --
                                                                 ----------    ----------    ----------       ----------
     Total Distributions ......................................       (0.67)        (0.65)        (0.58)           (0.33)
                                                                 ----------    ----------    ----------       ----------
   Net Asset Value, End of Period .............................       $8.75         $9.32         $9.08            $8.93
                                                                 ==========    ==========    ==========       ==========
   Total Investment Return at Net Asset Value (2,3) ...........       (6.42%)       14.49%         3.84%            2.02%(4)
   Total Adjusted Investment Return at Net Asset Value (3,9) ..       (6.43%)       14.47%           --               --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................    $241,061      $226,954      $178,124         $153,390
   Ratio of Expenses to Average Net Assets (2) ................        1.93%         1.89%         1.90%            1.86%(6)
   Ratio of Adjusted Expenses to Average Net Assets ...........          --            --            --               --
   Ratio of Net Investment Income
     to Average Net Assets (2) ................................        6.98%         7.26%         6.37%            6.32%(6)
   Ratio of Adjusted Net Investment Income
     to Average Net Assets ....................................          --            --            --               --
   Fee Reduction Per Share (5) ................................          --            --            --               --
   Portfolio Turnover Rate ....................................          92%          102%(8)       106%             129%

                                                                      YEAR ENDED MAY 31,        SIX MONTHS ENDED
                                                                 ---------------------------    NOVEMBER 30, 1999
                                                                    1998             1999          (UNAUDITED)
                                                                 ----------       ----------    -----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................       $8.93            $9.25            $9.02
                                                                 ----------       ----------       ----------
   Net Investment Income ......................................        0.55(5)          0.50(5)          0.24(5)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options and Financial Futures Contracts .....        0.32            (0.23)           (0.27)
                                                                 ----------       ----------       ----------
     Total from Investment Operations .........................        0.87             0.27            (0.03)
                                                                 ----------       ----------       ----------
   Less Distributions:
   Dividends from Net Investment Income .......................       (0.55)           (0.50)           (0.24)
   Distributions from Net Realized Gain on Investments
     Sold and Financial Futures Contracts .....................          --               --               --
                                                                 ----------       ----------       ----------
     Total Distributions ......................................       (0.55)           (0.50)           (0.24)
                                                                 ----------       ----------       ----------
   Net Asset Value, End of Period .............................       $9.25            $9.02            $8.75
                                                                 ==========       ==========       ==========
   Total Investment Return at Net Asset Value (2,3) ...........       10.01%            2.92%           (0.26%)(4)
   Total Adjusted Investment Return at Net Asset Value (3,9) ..          --             2.87%           (0.32%)(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................    $117,830         $197,342         $155,325
   Ratio of Expenses to Average Net Assets (2) ................        1.85%            1.74%            1.78%(6)
   Ratio of Adjusted Expenses to Average Net Assets ...........          --             1.79%            1.90%(6)
   Ratio of Net Investment Income
     to Average Net Assets (2) ................................        6.05%            5.39%            5.45%(6)
   Ratio of Adjusted Net Investment Income
     to Average Net Assets ....................................          --             5.34%            5.33%(6)
   Fee Reduction Per Share (5) ................................          --            $0.00(10)        $0.01
   Portfolio Turnover Rate ....................................         106%             161%(8)           56%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD FROM
                                                                            APRIL 1, 1999          SIX MONTHS ENDED
                                                                     (COMMENCEMENT OF OPERATIONS)  NOVEMBER 30, 1999
                                                                           TO MAY 31, 1999            (UNAUDITED)
                                                                           ---------------            -----------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...........................              $9.15                   $9.02
                                                                              --------                --------
   Net Investment Income(5) .......................................               0.07                    0.24
   Net Realized and Unrealized Loss on
     Investments, Options and Financial Futures Contracts .........              (0.13)                  (0.27)
                                                                              --------                --------
     Total from Investment Operations .............................              (0.06)                  (0.03)
                                                                              --------                --------
   Less Distributions:
   Dividends from Net Investment Income ...........................              (0.07)                  (0.24)
                                                                              --------                --------
   Net Asset Value, End of Period .................................              $9.02                   $8.75
                                                                              ========                ========
   Total Investment Return at Net Asset Value (3) .................              (0.65%)(4)              (0.28%)(4)
   Total Adjusted Investment Return at Net Asset Value (3,9) ......              (0.66%)(4)              (0.34%)(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .......................                 $9                    $452
   Ratio of Expenses to Average Net Assets ........................               1.80%(6)                1.82%(6)
   Ratio of Adjusted Expenses to Average Net Assets ...............               1.85%(6)                1.94%(6)
   Ratio of Net Investment Income to Average Net Assets ...........               5.33%(6)                5.42%(6)
   Ratio of Adjusted Net Investment Income to Average Net Assets ..               5.28%(6)                5.30%(6)
   Fee Reduction Per Share (5) ....................................              $0.00(10)               $0.01
   Portfolio Turnover Rate ........................................                161%(8)                  56%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.01% and 0.04% for Class A for the periods ended October 31, 1994 and 1995, respectively, and 0.01% and 0.02% for Class B for the years ended October 31, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Based on the average of the shares outstanding at the end of each month.
(6)   Annualized.
(7)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.
(8)   Portfolio turnover excludes merger activity.
(9) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
(10)  Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Schedule of Investments
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Government Income Fund on November 30, 1999. It's divided into five main categories: U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds, warrants and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                 PAR  VALUE
                                                                  INTEREST     MATURITY             (000s          MARKET
ISSUER, DESCRIPTION                                                 RATE         DATE              OMITTED)         VALUE
-------------------                                               --------     --------          -----------       ------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (11.26%)
   United States Treasury,
     Bond ........................................                 15.750%     11-15-01            $14,340      $16,876,316
     Bond ........................................                 12.750      11-15-10              9,000       11,766,060
     Bond ........................................                 12.000      08-15-13             13,100       17,797,529
     Bond ........................................                 10.750      08-15-05              5,000        6,040,600
     Bond ........................................                  9.250      02-15-16             12,000       15,075,000
     Bond ........................................                  8.875      08-15-17              3,000        3,694,230
     Bond ........................................                  6.125      08-15-29              8,000        7,831,280
                                                                                                               ------------
                                                                                                                 79,081,015
                                                                                                               ------------
Government - U.S. Agencies (78.00%)
   Federal Home Loan Mortgage Corp.,
     15 Yr Pass Thru Ctf .........................                 10.500      02-01-03                700          713,754
     30 Yr Pass Thru Ctf .........................                  9.500      08-01-16              5,527        5,837,450
     CMO REMIC 1094-K ............................                  7.000      06-15-21              1,154        1,146,707
     CMO REMIC 1603-K ............................                  6.500      10-15-23              5,000        4,657,800
     CMO REMIC 1608-L ............................                  6.500      09-15-23             12,000       11,145,000
     CMO REMIC 1617-PM ...........................                  6.500      11-15-23             10,000        9,312,500
     CMO REMIC 1634-PN ...........................                  4.500      12-15-23             10,575        8,152,585
     CMO REMIC 1667-PE ...........................                  6.000      03-15-08             11,750       11,610,410
     CMO REMIC 1727-I ............................                  6.500      05-15-24              5,000        4,629,650
     Deb .........................................                  6.700      03-03-08              1,000          954,690
     Note ........................................                  5.750      06-15-01             17,500       17,374,175
   Federal Judiciary Office Building,
     Bond ........................................                   Zero      02-15-01                250          231,953
   Federal National Mortgage Assn.,
     10 Yr Pass Thru Ctf .........................                  9.050      04-10-00             24,890       25,127,202
     10 Yr Pass Thru Ctf .........................                  8.900      06-12-00              5,000        5,067,950
     15 Yr Pass Thru Ctf .........................                  9.000      02-01-10              2,571        2,642,110
     15 Yr Pass Thru Ctf .........................                  7.500      09-01-14              4,882        4,932,069
     15 Yr Pass Thru Ctf .........................                  6.500      05-01-13             12,676       12,394,652
     15 Yr Pass Thru Ctf .........................                  6.000      09-01-13 to          49,562       47,471,197
                                                                               08-01-28
     30 Yr Pass Thru Ctf..........................                  8.500      09-01-24 to           4,597        4,735,756
                                                                               10-01-24
     Bond.........................................                  6.250      05-15-29             11,500       10,427,280

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

                                                                                                 PAR  VALUE
                                                                  INTEREST     MATURITY             (000s          MARKET
ISSUER, DESCRIPTION                                                 RATE         DATE              OMITTED)         VALUE
-------------------                                               --------     --------          -----------       ------
Government - U.S. Agencies (continued)
   Federal National Mortgage Assn. (continued),
     CMO REMIC 1994-60-PJ ........................                  7.000%     04-25-24             $6,100       $5,876,923
     CMO REMIC 1994-75-K .........................                  7.000      04-25-24              3,100        2,989,547
     CMO REMIC 1996-28-PK ........................                  6.500      07-25-25              7,589        6,965,535
     CMO REMIC G-8-E .............................                  9.000      04-25-21              2,653        2,767,736
     CMO REMIC 1990-51-H .........................                  7.500      05-25-20                100          100,120
     CMO REMIC 1990-58-J .........................                  7.000      05-25-20              3,003        2,975,299
     CMO REMIC 1990-94-D .........................                  6.500      08-25-20                665          652,257
     CMO REMIC 1991-56-M .........................                  6.750      06-25-21              2,143        2,113,706
     CMO REMIC 1993-225-TK .......................                  6.500      12-25-23              5,032        4,690,730
     Deb .........................................                  8.500      02-01-05              6,050        6,067,969
     Medium Term Note ............................                 11.875      05-19-00              6,800        6,973,196
     Note ........................................                  5.250      01-15-09              7,000        6,273,750
   Financing Corp.,
     Bond ........................................                 10.700      10-06-17              2,000        2,726,240
     Bond ........................................                  9.400      02-08-18              4,000        4,939,360
     Bond ........................................                 10.350      08-03-18             12,500       16,693,375
     Bond ........................................                  9.650      11-02-18              1,600        2,024,496
   Government National Mortgage Assn.,
     30 Yr Adjustable Rate Mortgage ..............                  6.375#     03-20-23              6,231        6,312,264
     30 Yr Adjustable Rate Mortgage ..............                  6.125#     10-20-22 to           8,054        8,172,306
                                                                               10-20-23
     30 Yr Pass Thru Ctf .........................                  6.000      11-15-28 to          86,356       79,772,063
                                                                               03-15-29
     30 Yr Pass Thru Ctf .........................                  6.500      02-15-27 to          77,095       73,493,909
                                                                               10-15-28
     30 Yr Pass Thru Ctf .........................                  7.000      01-15-28 to          45,818       44,743,680
                                                                               05-15-29
     30 Yr Pass Thru Ctf .........................                  7.500      06-15-23 to          16,674       16,689,354
                                                                               02-15-26
     30 Yr Pass Thru Ctf .........................                  8.000      09-15-23 to           6,974        7,106,302
                                                                               01-15-25
     30 Yr Pass Thru Ctf .........................                 11.000      01-15-14 to           3,649        4,027,515
                                                                               12-15-15
   Private Export Funding Corp.,
     Sec Note, Ser G .............................                  6.670      09-15-09              6,000        5,887,500
   Small Business Administration,
     Pass Thru Ctf Ser 97-B ......................                  7.100      02-01-17              4,415        4,294,898
     Pass Thru Ctf Ser 97-D ......................                  7.500      04-01-17              4,422        4,387,504
     Pass Thru Ctf Ser 97-E ......................                  7.300      05-01-17              5,422        5,323,301
   Tennessee Valley Authority,
     Note Ser D ..................................                  8.250      04-15-42             22,824       24,450,210
                                                                                                               ------------
                                                                                                                548,055,935
                                                                                                               ------------
                                          TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                    (Cost $655,391,875)             (89.26%)    627,136,950
                                                                                                   -------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

                                                                                                 PAR  VALUE
                                                                  INTEREST     MATURITY             (000s          MARKET
ISSUER, DESCRIPTION                                                 RATE         DATE              OMITTED)         VALUE
-------------------                                               --------     --------          -----------       ------
FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (6.00%)
   Hydro-Quebec,
     Deb Ser HK .............................................       9.375%     04-15-30             $9,440      $11,245,400
     Gtd Bond ...............................................       9.400      02-01-21              7,000        8,303,820
   International Bank for Reconstruction and Development,
     Deb ....................................................       8.625      10-15-16             10,000       11,325,000
   Landesbank Baden-Wuerttemberg,
     Sub Note ...............................................       7.625      02-01-23             11,300       11,323,956
                                                                                                               ------------
                                                         TOTAL FOREIGN GOVERNMENT BONDS
                                                                     (Cost $45,035,315)              (6.00%)     42,198,176
                                                                                                   -------     ------------

MULTI-FAMILY MORTGAGE-BACKED BONDS (0.57%)
   DLJ Mortgage Acceptance Corp.,
     CMO REMIC 1993-M10-A2...................................       7.200      07-15-03              4,084        4,022,922
                                                                                                               ------------
                                               TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                                                                      (Cost $4,232,236)              (0.57%)      4,022,922
                                                                                                   -------     ------------

                                                                                                  NUMBER OF
                                                                                                   WARRANTS
                                                                                                 -------------
WARRANTS
Government - Foreign (0.00%)
   Argentina, Republic of (Argentina) (Expires 12-03-99)............                                 3,000              150
   Argentina, Republic of (Argentina) (Expires 02-25-00)............                                 7,500           10,500
                                                                                                               ------------
                                                                         TOTAL WARRANTS
                                                                         (Cost $11,499)              (0.00%)         10,650
                                                                                                   -------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

                                                                                                   PAR  VALUE
                                                                                      INTEREST       (000s          MARKET
ISSUER, DESCRIPTION                                                                     RATE        OMITTED)         VALUE
-------------------                                                                   --------    ------------      -------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.35%)
   Investment in a joint repurchase agreement transaction with
     Barclay's, Inc. - Dated 11-30-99, due 12-01-99 (Secured by U.S.
     Treasury Bonds, 7.500% thru 11.625%, due 11-15-04 thru 11-15-22 and U.S. Treasury Notes, 6.625% thru 7.500%, due 03-31-02 thru
     02-15-05) - Note A...........................................................      5.690%      $23,486       $23,486,000
                                                                                                                -------------
Corporate Savings Account (0.00%)
   Investor's Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 4.50%...........................................................                                     25,487
                                                                                                                -------------
                                                                 TOTAL SHORT-TERM INVESTMENTS         (3.35%)      23,511,487
                                                                                                    -------     -------------
                                                                            TOTAL INVESTMENTS        (99.18%)     696,880,185
                                                                                                    -------     -------------
                                                            OTHER ASSETS AND LIABILITIES, NET         (0.82%)       5,751,082
                                                                                                    -------     -------------
                                                                             TOTAL NET ASSETS       (100.00%)    $702,631,267
                                                                                                    =======     =============

# Represents rate in effect on November 30, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                   John Hancock Funds - Government Income Fund

(UNAUDITED)

NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $117,919,246 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: May 31, 2002 -- $76,987,244, May 31, 2003 -- $31,030,988, May 31, 2004
-- $5,561,263 and May 31, 2005 -- $4,339,751. Availability of a certain amount of loss carryforwards which were acquired on September 15, 1995 and December 4, 1998 in mergers, may be limited in a given year. Additionally, net capital losses of $4,825,332 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in

=========================NOTES TO FINANCIAL STATEMENTS==========================

                   John Hancock Funds - Government Income Fund

the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund entered into a syndicated line of credit agreement with various banks that enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended November 30, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At November 30, 1999, open positions in financial futures contracts were as follows:

                                                  UNREALIZED
                                                 APPRECIATION/
EXPIRATION       OPEN CONTRACTS      POSITION    (DEPRECIATION)
----------       --------------      --------    --------------
MAR 00           7 TREASURY NOTE      SHORT         $16,904
MAR 00          36 TREASURY NOTE      SHORT          75,599
MAR 00         161 TREASURY NOTE      SHORT           3,287
MAR 00          28 TREASURY BOND      LONG          (38,477)
                                                    -------
                                                    $57,313
                                                    =======

      At November 30, 1999, the Fund has deposited in a segregated account $540,000 par value of U.S. Treasury Bond, 15.75%, 11-15-01 and $120,000 par
value of U.S. Treasury Bond, 12.75% 11-15-10, to cover margin requirements on open financial futures contracts.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                   John Hancock Funds - Government Income Fund

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last asked and bid prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Fund may use option contracts for speculative purposes and/or to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      At November 30, 1999, there were no open option transactions.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES
AND TRANSACTIONS WITH AFFILIATES AND OTHERS

      Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000. Effective December 4, 1998, the Adviser agreed to limit the Fund's management fee to 0.50% of the Fund's daily net assets. Accordingly, the reduction in the management fee amounted to $455,555 for the period ended November 30, 1999. The Adviser may terminate this limitation in the future.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $110,105. Out of this amount, $5,692 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $49,120 was paid as sales commissions to unrelated broker-dealers and $55,293 was paid as sales commissions to sales personnel of Signator Investors ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $293,000.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended November 30,

=========================NOTES TO FINANCIAL STATEMENTS==========================

                   John Hancock Funds - Government Income Fund

1999, there were no contingent deferred sales charges.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended November 30, 1999, aggregated $411,892,957 and $488,008,586, respectively.

      The cost of investments (excluding the corporate savings account) owned at November 30, 1999 for federal income tax purposes was $728,156,925. Gross unrealized appreciation and depreciation of investments aggregated $4,152,668 and $35,454,895, respectively, resulting in net unrealized depreciation of $31,302,227.

NOTE D -
REORGANIZATION

On November 11, 1998, the shareholders of John Hancock Sovereign U.S. Government Income Fund (JHSGIF) approved a plan of reorganization between JHSGIF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHSGIF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition of JHSGIF was accounted for as a tax free exchange of 30,190,113 Class A shares and 9,178,316 Class B shares of the Fund, which amounted to $285,764,515 and $86,877,349 for Class A and B shares, respectively, including $11,220,009 of unrealized appreciation, after the close of business at December 4, 1998. The aggregate net assets of JHSGIF and the Fund were $372,641,864 and $500,562,839, respectively, immediately before the acquisition.

=====================================NOTES======================================

                   John Hancock Funds - Government Income Fund

================================================================================

                                                                ---------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
                                                                     PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                     Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                             Permit No. 75
INTERNET: www.jhfunds.com                                       ---------------

--------------------------------------------------------------------------------
      This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             560SA 11/99
                                                                            1/00

                                                   -----------------------------
                                                     The latest report from your
                                                       Fund's management team
                                                   -----------------------------

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                     [PHOTO]

                                  Intermediate
                                 Government Fund

                                NOVEMBER 30, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    DIRECTORS
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R.DION*
                                 MAUREEN R. FORD
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ----------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY BARRY H. EVANS, CFA, AND DAWN BAILLIE, PORTFOLIO MANAGERS

                                  John Hancock
                                  Intermediate
                                 Government Fund

                    Rising interest rates and inflation fears
                           cause volatile bond market

Inflation concerns grew in the second half of the year, as the U.S. economy proved unstoppable. Economic growth remained strong, despite mixed signals from monthly data. Unemployment levels reached a 30-year low, increasing the potential for wage inflation. Commodity prices, including oil, strengthened. And global economies began to pick up, removing the deflationary effect that had somewhat restrained U.S. economic growth in recent years. The dollar also weakened against the yen, giving foreign investors added incentive to buy U.S. goods. The Federal Reserve responded to these inflationary pressures by raising short-term interest rates three times between June 30 and November 16 for a total increase of three-quarters of a percentage point. Bond investors reacted quickly to the latest economic news, pushing bond yields higher in advance of the Fed's moves. The yield on the 30-year Treasury climbed from a low of 5.82% at the end of May to a high of 6.38% in late October, ending November at 6.29%.

Bond performance review

Rising interest rates weakened bond performance, especially U.S. Treasuries, which are the most interest-sensitive bonds in the government sector. For the six months ended November 30, 1999, the Lehman Brothers Treasury Index

"...the U.S. economy proved unstoppable."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Intermediate Government Fund. Caption below reads "Portfolio managers Barry Evans and Dawn Baillie."]
--------------------------------------------------------------------------------

================================================================================

                John Hancock Funds - Intermediate Government Fund

"We boosted our stake in mortgage bonds issued by U.S. government agencies early in 1999 when prices were cheap."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into three sections (from top to left): Short-Term Investments & Other 4%, U.S. Treasuries 28% and U.S. Agencies 68%. A note below the chart reads "As a percentage of net assets on November 30, 1999."]
--------------------------------------------------------------------------------

returned 0.40%. By comparison, bonds with a yield advantage over Treasuries -- namely mortgage bonds and U.S. government agency bonds -- fared better. The Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index, for example, returned 1.21% during the same six-month period.

Fund performance

Fortunately, John Hancock Intermediate Government Fund favored both mortgage bonds and U.S. government agency bonds over Treasuries. For the six months ended November 30, 1999, the Fund's Class A, Class B and Class C shares had total returns of 0.82%, 0.44% and 0.43%, respectively, at net asset value. By comparison, the average intermediate-term government fund returned 0.30% during the same time, according to Lipper, Inc.(1) Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Yield advantage

We boosted our stake in mortgage bonds issued by U.S. government agencies early in 1999 when prices were cheap. During the six-month period, these investments appreciated nicely as investors looked for higher yields to offset falling bond prices. Our focus was on GNMA bonds with 7% and 7.5% coupons (or stated interest rates). Mortgage bonds with current coupons like these are easy to buy and sell, which is especially important when the market is volatile. Plus, they carry less prepayment risk -- the risk that homeowners will pay off their mortgages early. At the end of November, our mortgage stake was 37% of net assets. We also invested heavily in U.S. government agencies themselves during the period, buying mainly 30-year securities that offered added yield and liquidity. These purchases helped us boost non-mortgage U.S. government agencies to 31% of net assets, up from 24% at the end of May. At the same time, we trimmed Treasuries to 28% of net assets by selling some 30-year bonds that had performed well. We held on to 10- and 30-year bonds to help us during periods when the yield curve -- the difference in yield between short- and long-term bonds -- flattened.

Duration moves

As always, we shifted the Fund's duration -- a measure of interest-rate sensitivity -- to keep pace with the market. The longer a bond's duration, the more its price will fall as interest rates rise -- or rise as interest rates fall. At the start of the six-month period, the Fund's duration was 4.15 years, slightly longer than our peer group average. We increased the duration briefly in

================================================================================

                John Hancock Funds - Intermediate Government Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 0.82% total return for John Hancock Intermediate Government Fund Class A. The second bar represents the 0.44% total return for John Hancock Intermediate Government Fund Class B. The third bar represents the 0.43% total return for John Hancock Intermediate Government Fund Class C. The fourth bar represents the 0.30% total return for Average intermediate term government fund. A note below the chart reads "Total returns for John Hancock Intermediate Government Fund are at net asset value with all distributions reinvested. The average intermediate term government fund is tracked by Lipper, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

early June then scaled back to 4.15 years for the rest of the summer. Soon after the August increase in interest rates, we lengthened duration to 4.25 years, believing this would be the Fed's last move for the year. We kept duration at
4.25 years through November, somewhat hindering performance as interest rates climbed higher.

A look ahead

We expect U.S. economic growth to slow, but not until the second half of 2000. In the meantime, inflation will remain a concern. The Fed will most likely raise interest rates again sometime in the first quarter of the new year. How much and when depends largely on fourth-quarter gross domestic product (GDP) numbers, which come out in January. A strong start to the holiday shopping season may well drive GDP higher. Employment reports will also be key, especially the employment cost index -- a measure of wage inflation, unemployment levels and average hourly earnings. Any further rise in commodity prices or acceleration in economies overseas could also worsen inflation worries. The bond market hates inflation -- even the prospect of inflation -- because it erodes the value of investors' fixed-income earnings. With that in mind, we expect the market to remain volatile in the first half of the new year. To prepare for this environment, we plan to shorten the Fund's duration to neutral -- around 4.0 years -- by selling some 30-year Treasury bonds and moving into cash. We may also sell a small portion of our mortgage and agency investments to capture recent appreciation. While the road just ahead looks rocky, we expect long-term bond investors to benefit from the Fed's vigilant efforts to control inflation.

"...we expect long-term bond investors to benefit from the Fed's vigilant efforts to control inflation."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                John Hancock Funds - Intermediate Government Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Government Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS   (12/31/91)
                                         ----       -----   ----------
Cumulative Total Returns                (3.56%)     30.14%    45.03%
Average Annual Total Returns(1)         (3.56%)      5.41%     4.91%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS   (12/31/91)
                                         ----       -----   ----------
Cumulative Total Returns                (4.12%)     29.56%    41.85%
Average Annual Total Returns(1)         (4.12%)      5.32%     4.61%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                              SINCE
                                                            INCEPTION
                                                            (4/1/99)
                                                            --------
Cumulative Total Return                                     (0.96%)
Average Annual Total Return                                 (0.96%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of November 30, 1999
                                                               SEC 30-DAY
                                                                 YIELD
                                                               ----------
John Hancock Intermediate Government Fund: Class A                5.36%
John Hancock Intermediate Government Fund: Class B                4.76%
John Hancock Intermediate Government Fund: Class C                4.74%

Notes to Performance

(1) Prior to December 5, 1997, the Adviser had agreed to limit the Fund's expenses, including management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Without the reduction of expenses, the average annual total returns for the five-year and since inception periods would have been 5.09% and 4.53%, respectively, for Class A shares and 5.00% and 4.23%, respectively, for Class B shares.

(2)   Not annualized.

================================================================================

                John Hancock Funds - Intermediate Government Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Intermediate Government Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lipper Intermediate U.S. Government Index and Lehman Brothers Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of five to ten years. The Lehman Brothers Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. government agency bonds. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Intermediate Government Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,518 as of November 30, 1999. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,344 as of November 30, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $14,970 as of November 30, 1999. The fourth line represents the same hypothetical investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $14,521 as of November 30, 1999.

Line chart with the heading John Hancock Intermediate Government Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,518 as of November 30, 1999. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,344 as of November 30, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $14,191 as of November 30, 1999.

Line chart with the heading John Hancock Intermediate Government Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on April 1, 1999, before sales charge, and is equal to $10,005 as of November 30, 1999. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $9,985 as of November 30, 1999. The third line represents the Lehman Brothers Government Bond Index and is equal to $9,983 as of November 30, 1999. The fourth line represents the same hypothetical investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $9,905 as of November 30, 1999.


*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   U.S. government and agencies securities
     (cost - $194,944,238) ......................................  $188,741,689
   Foreign government bonds (cost - $3,810,000) .................     3,397,500
   Joint repurchase agreement (cost - $2,106,000) ...............     2,106,000
   Corporate savings account ....................................           655
                                                                   ------------
                                                                    194,245,844
  Receivable for shares sold ....................................        49,210
  Interest receivable ...........................................     2,378,426
  Other assets ..................................................        30,647
                                                                   ------------
                    Total Assets ................................   196,704,127
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ................................        20,539
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ......................................       147,501
  Accounts payable and accrued expenses .........................        54,257
                                                                   ------------
                    Total Liabilities ...........................       222,297
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...............................................   221,915,387
  Accumulated net realized loss on investments
   and financial futures contracts ..............................   (18,831,320)
  Net unrealized depreciation of investments ....................    (6,615,049)
  Undistributed net investment income ...........................        12,812
                                                                   ------------
                    Net Assets ..................................  $196,481,830
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $156,401,199/16,744,182 .............................         $9.34
  =============================================================================
  Class B - $39,464,540/4,225,041 ...............................         $9.34
  =============================================================================
  Class C* - $616,091/65,958 ....................................         $9.34
  =============================================================================
Maximum Offering Price Per Share:**
  Class A - ($9.34 x 103.09%) ...................................         $9.63
  =============================================================================

*   Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ......................................................    $7,146,987
                                                                     ----------
Expenses:
   Investment management fee - Note B ...........................       406,169
   Distribution and service fee - Note B
     Class A ....................................................       200,631
     Class B ....................................................       208,002
     Class C ....................................................         1,248
   Transfer agent fee - Note B ..................................       284,554
   Registration and filing fees .................................        47,749
   Custodian fee ................................................        25,828
   Accounting and legal services fee - Note B ...................        20,035
   Auditing fee .................................................        19,269
   Printing .....................................................        11,985
   Trustees' fees ...............................................         6,043
   Miscellaneous ................................................         4,380
   Legal fees ...................................................           892
                                                                     ----------
                    Total Expenses ..............................     1,236,785
                    -----------------------------------------------------------
                    Net Investment Income .......................     5,910,202
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
  Net realized loss on investments sold .........................    (3,060,907)
  Change in net unrealized appreciation/depreciation
   of investments ...............................................    (1,451,276)
                                                                     ----------
                    Net Realized and Unrealized
                    Loss on Investments .........................    (4,512,183)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...................    $1,398,019
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        SIX MONTHS ENDED
                                                                                         YEAR ENDED     NOVEMBER 30, 1999
                                                                                        MAY 31, 1999       (UNAUDITED)
                                                                                        -------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income.............................................................   $12,330,613         $5,910,202
   Net realized gain (loss) on investments sold and financial futures contracts......     1,397,882         (3,060,907)
   Change in net unrealized appreciation/depreciation of investments
     and financial futures contracts.................................................    (6,139,754)        (1,451,276)
                                                                                       ------------       ------------
     Net Increase in Net Assets Resulting from Operations............................     7,588,741          1,398,019
                                                                                       ------------       ------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.5912 and $0.2856 per share, respectively).........................   (10,208,310)        (4,794,750)
     Class B - ($0.5185 and $0.2506 per share, respectively).........................    (2,122,195)        (1,108,920)
     Class C** - ($0.0726 and $0.2492 per share, respectively).......................          (108)            (6,532)
                                                                                       ------------       ------------
     Total Distributions to Shareholders.............................................   (12,330,613)        (5,910,202)
                                                                                       ------------       ------------
From Fund Share Transactions - Net:*.................................................    35,217,860        (11,953,128)
                                                                                       ------------       ------------
Net Assets:
   Beginning of period...............................................................   182,471,153        212,947,141
                                                                                       ------------       ------------
   End of period (including undistributed net investment income of
     $12,812 and $12,812, respectively)..............................................  $212,947,141       $196,481,830
                                                                                       ============       ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                              SIX MONTHS ENDED
                                                                      YEAR ENDED              NOVEMBER 30, 1999
                                                                     MAY 31, 1999                (UNAUDITED)
                                                               ------------------------    -----------------------
                                                                 SHARES       AMOUNT         SHARES       AMOUNT
                                                               ----------   -----------    ----------   -----------
CLASS A
   Shares sold...............................................   7,939,500   $78,080,716     1,856,699   $17,458,034
   Shares issued to shareholders in reinvestment
     of distributions .......................................     843,752     8,280,862       426,455     3,998,908
                                                               ----------   -----------    ----------   -----------
                                                                8,783,252    86,361,578     2,283,154    21,456,942
   Less shares repurchased...................................  (7,917,166)  (77,701,525)   (3,218,905)  (30,304,539)
                                                               ----------   -----------    ----------   -----------
   Net increase (decrease)...................................     866,086    $8,660,053      (935,751)  ($8,847,597)
                                                               ==========   ===========    ==========   ===========
CLASS B
   Shares sold...............................................   7,209,397   $71,316,897     1,759,679   $16,566,220
   Shares issued to shareholders in reinvestment
     of distributions .......................................      83,053       813,137        72,476       678,483
                                                               ----------   -----------    ----------   -----------
                                                                7,292,450    72,130,034     1,832,155    17,244,703
   Less shares repurchased...................................  (4,642,116)  (45,600,492)   (2,224,667)  (20,943,415)
                                                               ----------   -----------    ----------   -----------
   Net increase (decrease)...................................   2,650,334   $26,529,542      (392,512)  ($3,698,712)
                                                               ==========   ===========    ==========   ===========
CLASS C **
   Shares sold...............................................       2,922       $28,161        70,779      $665,407
   Shares issued to shareholders in reinvestment
     of distributions .......................................          11           104           578         5,415
                                                               ----------   -----------    ----------   -----------
                                                                    2,933        28,265        71,357       670,822
   Less shares repurchased...................................          --            --        (8,332)      (77,641)
                                                               ----------   -----------    ----------   -----------
   Net increase..............................................       2,933       $28,265        63,025      $593,181
                                                               ==========   ===========    ==========   ===========

** Class C shares commenced operations on April 1, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MARCH 31,              PERIOD FROM
                                                                ----------------------------------     APRIL 1, 1997 TO
                                                                 1995(1)       1996          1997       MAY 31, 1997(8)
                                                                -------      -------       -------     ----------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................      $9.89        $9.79         $9.69          $9.37
                                                                -------      -------       -------        -------
   Net Investment Income ...................................       0.49         0.62          0.67           0.11(7)
   Net Realized and Unrealized Gain (Loss) on Investments ..      (0.11)       (0.08)        (0.25)          0.09
                                                                -------      -------       -------        -------
       Total from Investment Operations ....................       0.38         0.54          0.42           0.20
                                                                -------      -------       -------        -------
   Less Distributions:
     Dividends from Net Investment Income ..................      (0.48)       (0.64)        (0.66)         (0.11)
     Distributions from Net Realized Gain
       on Investments Sold .................................         --           --         (0.08)            --
                                                                -------      -------       -------        -------
       Total Distributions .................................      (0.48)       (0.64)        (0.74)         (0.11)
                                                                -------      -------       -------        -------
   Net Asset Value, End of Period ..........................      $9.79        $9.69         $9.37          $9.46
                                                                =======      =======       =======        =======
   Total Investment Return at Net Asset Value (2) ..........       3.98%        5.60%         4.56%          2.13%(10)
   Total Adjusted Investment Return at Net Asset Value (2,3)       3.43%        4.83%         4.19%          1.93%(10)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................    $12,950      $29,024       $22,043        $22,755
   Ratio of Expenses to Average Net Assets (4) .............       0.80%        0.75%         0.75%          0.75%(9)
   Ratio of Adjusted Expenses to Average Net Assets (4,5) ..       1.35%        1.45%         1.12%          1.92%(9)
   Ratio of Net Investment Income to Average Net Assets ....       4.91%        6.49%         6.99%          7.07%(9)
   Ratio of Adjusted Net Investment Income
     to Average Net Assets (5) .............................       4.36%        5.79%         6.62%          5.90%(9)
   Fee Reduction Per Share (7) .............................      $0.05        $0.07         $0.04          $0.02
   Portfolio Turnover Rate .................................        341%         423%(6)       427%            77%

                                                                    YEAR ENDED MAY 31,         SIX MONTHS ENDED
                                                                ------------------------       NOVEMBER 30, 1999
                                                                  1998            1999            (UNAUDITED)
                                                                --------        --------       -----------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................       $9.46           $9.72             $9.55
                                                                --------        --------          --------
   Net Investment Income ...................................        0.62(7)         0.59(7)           0.29(7)
   Net Realized and Unrealized Gain (Loss) on Investments ..        0.26           (0.17)            (0.21)
                                                                --------        --------          --------
       Total from Investment Operations ....................        0.88            0.42              0.08
                                                                --------        --------          --------
   Less Distributions:
     Dividends from Net Investment Income ..................       (0.62)          (0.59)            (0.29)
     Distributions from Net Realized Gain
       on Investments Sold .................................          --              --                --
                                                                --------        --------          --------
       Total Distributions .................................       (0.62)          (0.59)            (0.29)
                                                                --------        --------          --------
   Net Asset Value, End of Period ..........................       $9.72           $9.55             $9.34
                                                                ========        ========          ========
   Total Investment Return at Net Asset Value (2) ..........        9.56%           4.33%             0.82%(10)
   Total Adjusted Investment Return at Net Asset Value (2,3)        9.49%             --                --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................    $163,358        $168,826          $156,401
   Ratio of Expenses to Average Net Assets (4) .............        1.09%           1.03%             1.06%(9)
   Ratio of Adjusted Expenses to Average Net Assets (4,5) ..        1.16%             --                --
   Ratio of Net Investment Income to Average Net Assets ....        6.43%           6.03%             5.96%(9)
   Ratio of Adjusted Net Investment Income
     to Average Net Assets (5) .............................        6.36%             --                --
   Fee Reduction Per Share (7) .............................       $0.01              --                --
   Portfolio Turnover Rate .................................         250%(6)         267%              191%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MARCH 31,            PERIOD FROM
                                                                ----------------------------------   APRIL 1, 1997 TO
                                                                 1995(1)       1996          1997     MAY 31, 1997(8)
                                                                -------      -------       -------   ----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................     $9.89        $9.79         $9.69          $9.37
                                                                ------       ------        ------         ------
   Net Investment Income ...................................      0.43         0.57          0.60           0.10(7)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .......................     (0.11)       (0.10)        (0.24)          0.09
                                                                ------       ------        ------         ------
       Total from Investment Operations ....................      0.32         0.47          0.36           0.19
                                                                ------       ------        ------         ------
   Less Distributions:
     Dividends from Net Investment Income ..................     (0.42)       (0.57)        (0.60)         (0.10)
     Distributions from Net Realized Gain on
       Investments Sold ....................................        --           --         (0.08)            --
                                                                ------       ------        ------         ------
       Total Distributions .................................     (0.42)       (0.57)        (0.68)         (0.10)
                                                                ------       ------        ------         ------
   Net Asset Value, End of Period ..........................     $9.79        $9.69         $9.37          $9.46
                                                                ======       ======        ======         ======
   Total Investment Return at Net Asset Value (2) ..........      3.33%        4.92%         3.84%          2.01%(10)
   Total Adjusted Investment Return at Net Asset Value (2,3)      2.78%        4.15%         3.47%          1.81%(10)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................    $9,506       $8,532        $6,779         $6,451
   Ratio of Expenses to Average Net Assets (4) .............      1.45%        1.40%         1.43%          1.50%(9)
   Ratio of Adjusted Expenses to Average Net Assets (4,5) ..      2.00%        2.10%         1.80%          2.67%(9)
   Ratio of Net Investment Income to Average Net Assets ....      4.26%        5.80%         6.30%          6.04%(9)
   Ratio of Adjusted Net Investment Income to
     Average Net Assets (5) ................................      3.71%        5.10%         5.93%          4.87%(9)
   Fee Reduction Per Share (7) .............................     $0.05        $0.07         $0.04          $0.02
   Portfolio Turnover Rate .................................       341%         423%(6)       427%            77%

                                                                    YEAR ENDED MAY 31,       SIX MONTHS ENDED
                                                                ------------------------     NOVEMBER 30, 1999
                                                                  1998            1999          (UNAUDITED)
                                                                --------        --------     -----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................      $9.46           $9.72            $9.55
                                                                -------         -------          -------
   Net Investment Income ...................................       0.55(7)         0.52(7)          0.25(7)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .......................       0.26           (0.17)           (0.21)
                                                                -------         -------          -------
       Total from Investment Operations ....................       0.81            0.35             0.04
                                                                -------         -------          -------
   Less Distributions:
     Dividends from Net Investment Income ..................      (0.55)          (0.52)           (0.25)
     Distributions from Net Realized Gain on
       Investments Sold ....................................         --              --               --
                                                                -------         -------          -------
       Total Distributions .................................      (0.55)          (0.52)           (0.25)
                                                                -------         -------          -------
   Net Asset Value, End of Period ..........................      $9.72           $9.55            $9.34
                                                                =======         =======          =======
   Total Investment Return at Net Asset Value (2) ..........       8.74%           3.57%            0.44%(10)
   Total Adjusted Investment Return at Net Asset Value (2,3)       8.67%             --               --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................    $19,113         $44,093          $39,465
   Ratio of Expenses to Average Net Assets (4) .............       1.84%           1.77%            1.79%(9)
   Ratio of Adjusted Expenses to Average Net Assets (4,5) ..       1.91%             --               --
   Ratio of Net Investment Income to Average Net Assets ....       5.66%           5.30%            5.23%(9)
   Ratio of Adjusted Net Investment Income to
     Average Net Assets (5) ................................       5.59%             --               --
   Fee Reduction Per Share (7) .............................      $0.01              --               --
   Portfolio Turnover Rate .................................        250%(6)         267%             191%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                         FOR THE PERIOD FROM
                                                                                             APRIL 1, 1999
                                                                                           (COMMENCEMENT OF    SIX MONTHS ENDED
                                                                                             OPERATIONS) TO    NOVEMBER 30, 1999
                                                                                              MAY 31, 1999        (UNAUDITED)
                                                                                              ------------        -----------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period....................................................       $9.66              $9.55
                                                                                                  -----              -----
   Net Investment Income (7)...............................................................        0.07               0.25
   Net Realized and Unrealized Loss on Investments and Financial Futures Contracts.........       (0.11)             (0.21)
                                                                                                  -----              -----
       Total from Investment Operations....................................................       (0.04)              0.04
                                                                                                  -----              -----
   Less Distributions:
     Dividends from Net Investment Income..................................................       (0.07)             (0.25)
                                                                                                  -----              -----
   Net Asset Value, End of Period..........................................................       $9.55              $9.34
                                                                                                  =====              =====
   Total Investment Return at Net Asset Value (2)..........................................       (0.38%)(10)         0.43%(10)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted)................................................         $28               $616
   Ratio of Expenses to Average Net Assets.................................................        1.77%(9)           1.80%(9)
   Ratio of Net Investment Income to Average Net Assets....................................        5.30%(9)           5.23%(9)
   Portfolio Turnover Rate.................................................................         267%               191%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The expenses used in the ratios for the period ended March 31, 1995, represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(5) Unreimbursed, without fee reduction.
(6) Portfolio turnover rate excludes merger activity.
(7) Based on the average of the shares outstanding at the end of each month.
(8) Effective May 31, 1997, the fiscal year end changed from March 31 to May 31.
(9) Annualized.
(10) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

Schedule of Investments
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Intermediate Government Fund on November 30, 1999. It's divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                      PAR VALUE
                                                                          INTEREST     MATURITY         (000s          MARKET
ISSUER, DESCRIPTION                                                         RATE         DATE          OMITTED)         VALUE
-------------------                                                       --------     --------      -----------     -----------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (27.80%)
  United States Treasury,
   Bond.............................................................       11.875%      11-15-03        $9,000       $10,732,500
   Bond.............................................................       10.750       08-15-05        10,000        12,081,200
   Bond.............................................................       12.000       08-15-13         8,160        11,086,094
   Bond.............................................................        9.250       02-15-16        11,500        14,446,875
   Bond.............................................................        8.875       08-15-17         5,100         6,280,191
                                                                                                                     -----------
                                                                                                                      54,626,860
                                                                                                                     -----------
Government - U.S. Agencies (68.26%)
  Federal Home Loan Bank,
   Bond.............................................................        5.763       08-20-01         1,000           991,560
   Note.............................................................        5.375       03-02-01         3,000         2,970,480
  Federal Home Loan Mortgage Corp.,
   15 Yr Pass Thru Ctf..............................................        8.500       06-01-06 to      2,809         2,898,479
                                                                                        07-01-07
   30 Yr Adjustable Rate Mortgage...................................        6.875#      05-01-17            49            49,668
   30 Yr Adjustable Rate Mortgage...................................        7.375#      10-01-18            55            55,723
   Deb..............................................................        5.880       02-10-03         2,000         1,943,000
   Deb..............................................................        6.000       11-18-03         2,000         1,935,000
   Note.............................................................        5.500       05-15-02        10,000         9,800,000
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf..............................................        6.500       04-01-13 to     22,586        22,087,709
                                                                                        05-01-13
   15 Yr Pass Thru Ctf..............................................        6.000       07-01-13 to     17,102        16,380,863
                                                                                        09-01-13
   15 Yr Pass Thru Ctf..............................................        7.000       07-01-14         6,737         6,704,929
   30 Yr Adjustable Rate Mortgage...................................        6.350#      03-01-14 to         41            41,009
                                                                                        06-01-14
   30 Yr Adjustable Rate Mortgage...................................        7.625#      03-01-22            87            87,430
   30 Yr Adjustable Rate Mortgage...................................        6.380#      03-01-27            39            39,442
   Bond.............................................................        6.250       05-15-29         3,000         2,720,160
   Deb..............................................................        8.500       02-01-05        13,945        13,986,417
   Deb Ser SM-07-B..................................................        7.550       03-27-07         2,025         1,996,529
   Med Term Note Ser B..............................................        7.500       04-24-07         1,495         1,494,058
   Med Term Note Ser B..............................................        6.610       03-16-09         3,000         2,835,000
   Note.............................................................        4.750       11-14-03        11,500        10,790,220
   Note.............................................................        5.250       01-15-09         4,500         4,033,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Intermediate Government Fund

                                                                                                      PAR VALUE
                                                                          INTEREST     MATURITY         (000s          MARKET
ISSUER, DESCRIPTION                                                         RATE         DATE          OMITTED)         VALUE
-------------------                                                       --------     --------      -----------     -----------
Government - U.S. Agencies (continued)
  Government National Mortgage Assn.,
   30 Yr Adjustable Rate Mortgage...................................       6.125%#      10-20-23          $685          $694,434
   30 Yr Pass Thru Ctf..............................................       6.500        10-15-28         1,920         1,826,058
   30 Yr Pass Thru Ctf..............................................       7.000        11-15-27 to     22,723        22,192,735
                                                                                        04-15-28
   30 Yr Pass Thru Ctf..............................................      12.000        02-15-14            23            25,261
  Private Export Funding Corp.,
   Sec Note, Ser G..................................................       6.670        09-15-09         4,500         4,415,625
  Small Business Administration,
   Deb Ser 90-10D...................................................       8.700        12-01-00         1,097         1,119,915
                                                                                                                    ------------
                                                                                                                     134,114,829
                                                                                                                    ------------
                                                   TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                             (Cost $194,944,238)        (96.06%)     188,741,689
                                                                                                      --------      ------------
FOREIGN GOVERNMENT BONDS
U.S Dollar-Denominated Foreign Government Bonds (1.73%)
  International Bank for Reconstruction and Development,
   30 Yr Bond.......................................................       8.625        10-15-16         3,000         3,397,500
                                                                                                                    ------------
                                                                  TOTAL FOREIGN GOVERNMENT BONDS
                                                                               (Cost $3,810,000)         (1.73%)       3,397,500
                                                                                                      --------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.07%)
  Investment in a joint repurchase agreement transaction with
   Barclay's, Inc. - Dated 11-30-99, due 12-01-99 (Secured by U.S.
   Treasury Bonds, 7.500% thru 11.625%, due 11-15-04 thru 11-15-22 and U.S. Treasury Notes, 6.625% thru 7.500%, due 03-31-02 thru
   02-15-05) - Note A...............................................       5.690                         2,106         2,106,000
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.50%...............................................                                                         655
                                                                                                                    ------------
                                                                    TOTAL SHORT-TERM INVESTMENTS         (1.07%)       2,106,655
                                                                                                      --------      ------------
                                                                               TOTAL INVESTMENTS        (98.86%)     194,245,844
                                                                                                      --------      ------------
                                                               OTHER ASSETS AND LIABILITIES, NET         (1.14%)       2,235,986
                                                                                                      --------      ------------
                                                                                 TOTAL NETASSETS       (100.00%)    $196,481,830
                                                                                                      ========      ============

# Represents rate in effect on November 30, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

(UNAUDITED)

NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Intermediate Government Fund (the "Fund"), John Hancock Government Income Fund and John Hancock High Yield Bond Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAX The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income or excise tax provision is required. For federal income tax purposes, the Fund has $14,013,467 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: May 31, 2001 -- $9,365,539, May 31, 2002 -- $427,159, May 31, 2003 --
$1,950,205, May 31, 2004 -- $1,741,681 and May 31, 2005 -- $528,883.
Availability of a certain amount of loss carryforwards which were acquired on September 22, 1995 and December 5, 1997 in mergers, may be limited in a given year. Additionally, net capital losses of $1,578,737 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund entered into a syndicated line of credit agreement with various banks that enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the lines of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended November 30, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At November 30, 1999, there were no open financial futures contracts.

OPTIONS The Fund may purchase or sell option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently market to market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchase options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-ended Statement of Assets and Liabilities.

      At November 30, 1999, there were no open written option transactions.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES
AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to 0.40% of the Fund's average daily net asset value.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $48,293. Out of this amount, $5,560 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $24,663 was paid as sales commissions to unrelated broker-dealers and $18,070 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1999, contingent deferred sales charges amounted to $79,398.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended November 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $666.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended November 30, 1999, aggregated $374,063,881 and $380,910,806, respectively.

      The cost of investments owned at November 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $200,860,238. Gross unrealized appreciation and depreciation of investments aggregated $107,467 and $6,722,516, respectively, resulting in net unrealized depreciation of $6,615,049.

================================================================================

                                                                   -------------
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--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Intermediate Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                     550SA 11/99
                                                                            1/00